     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 1998


                                                        REGISTRATION NO. 2-30771
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 [ ]  PRE-EFFECTIVE AMENDMENT NO.

                 [X]  POST-EFFECTIVE AMENDMENT NO. 42

                                     AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940

              [X]  AMENDMENT NO. 42

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
                           (Exact Name of Registrant)

     AMERICAN FIDELITY ASSURANCE COMPANY
         (Name of Insurance Company)

             2000 CLASSEN CENTER
           OKLAHOMA CITY, OKLAHOMA                                 73106
       (Address of Insurance Company's                           (Zip Code)
         Principal Executive Offices)

    Insurance Company's Telephone Number, Including Area Code (405) 523-2000

              STEPHEN P. GARRETT                                 Copies to:
            SENIOR VICE PRESIDENT                         CONNIE S. STAMETS, ESQ.
          LAW AND GOVERNMENT AFFAIRS                           MCAFEE & TAFT
     AMERICAN FIDELITY ASSURANCE COMPANY                 A PROFESSIONAL CORPORATION
             2000 CLASSEN CENTER                        211 N. ROBINSON, 10TH FLOOR
        OKLAHOMA CITY, OKLAHOMA 73106                  OKLAHOMA CITY, OKLAHOMA 73102
   (Name and Address of Agent for Service)

     Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement

     It is proposed that this filing will become effective (check appropriate box)


        [ ] immediately upon filing pursuant to paragraph (b)


        [X] on April 28, 1998 pursuant to paragraph (b)

        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of rule 485

     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in variable annuity contracts

================================================================================

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 481(a)

ITEM
NO.                           ITEM                                    LOCATION IN PROSPECTUS
----                          ----                                    ----------------------
  1    Cover Page.........................................  Cover Page
  2    Definitions........................................  "Definitions"
  3    Synopsis...........................................  "Fee Table"; "Participant Questions"
  4    Condensed Financial Information....................  "Condensed Financial Information"
  5    General Description of Registrant and the Insurance
         Company..........................................  "General Description of the Fund and the
                                                              Company"
  6    Management.........................................  "Management of the Fund"
  7    Deductions and Expenses............................  "Deductions and Expenses"
  8    General Description of Variable Annuity
         Contracts........................................  "General Description of Variable Annuity
                                                              Contracts"
  9    Annuity Period.....................................  "Annuity Period"
 10    Death Benefit......................................  "Death Benefit"
 11    Purchases and Contract Value.......................  "Purchases and Contract Value"
 12    Redemptions........................................  "Redemptions"
 13    Taxes..............................................  "Federal Tax Matters"
 14    Legal Proceedings..................................  "Legal Proceedings"
 15    Table of Contents of the Statement of Additional
         Information......................................  "Contents of Statement of Additional
                                                              Information"

                                                                      PROSPECTUS

[AMERICAN FIDELITY ASSURANCE COMPANY LOGO]

GROUP VARIABLE ANNUITY CONTRACTS

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
      2000 CLASSEN CENTER, OKLAHOMA CITY, OKLAHOMA 73106 -- (405) 523-2000

    American Fidelity Variable Annuity Fund A ("Fund") is offering group variable annuity contracts issued by American Fidelity Assurance Company (the "Company") to employers and the self-employed, for use in connection with certain retirement programs which receive favorable tax deferred treatment under Federal income tax law. The Fund has as its primary investment objective long-term growth of capital which the Fund endeavors to achieve through a diversified investment portfolio consisting primarily of common stock. A secondary investment objective of the Fund is the production of income.

     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. To learn more about the Fund and the variable annuity contracts offered by the Prospectus, you may obtain a copy of the Statement of Additional Information dated April 28, 1998. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The Statement of Additional Information is incorporated by reference into this Prospectus. The table of contents of the Statement of Additional Information appears at the end of this Prospectus. For a free copy of the Statement of Additional Information, call
(800) 662-1106 or write to the Fund at P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523.

     The minimum initial premium deposit for each Participant is $20.00 and the minimum amount of each subsequent deposit is $10.00. A deduction is made from each premium deposit to reimburse the Company for certain sales and other expenses. See "Deductions and Expenses." The variable annuity contract permits a Participant to redeem his or her account prior to commencement of annuity payments, subject to restrictions under Federal income tax law. See "Federal Tax Matters."

     INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. INTERESTS IN THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

                THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR
                                FUTURE REFERENCE

                                 APRIL 28, 1998

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Definitions.................................................    2
Fee Table...................................................    3
Participant Questions.......................................    3
Condensed Financial Information.............................    5
  Financial Highlights......................................    5
  Financial Statements......................................    5
  Performance Results.......................................    5
General Description of the Fund and the Company.............    6
  The Company...............................................    6
  The Fund..................................................    6
  Investment Objectives and Policies of the Fund............    6
Management of the Fund......................................    7
Deductions and Expenses.....................................    8
General Description of Variable Annuity Contracts...........    9
  Voting Rights.............................................    9
  Amendments................................................    9
Annuity Period..............................................   10
  Annuity Options...........................................   10
Death Benefit...............................................   11
Purchases and Contract Value................................   11
  How Do I Purchase Units?..................................   11
  How Are Accumulation Units Valued?........................   11
Redemptions.................................................   12
Federal Tax Matters.........................................   13
  General...................................................   13
  Taxes Payable by Participants and Annuitants..............   13
  Section 403(b) Annuities for Employees of Certain
     Tax-Exempt Organizations or Public Educational
     Institutions...........................................   13
  Section 401 Qualified Pension, Profit-Sharing or Annuity
     Plans..................................................   14
  Individual Retirement Annuities (IRAs)....................   15
Legal Proceedings...........................................   16
Participant Inquiries.......................................   16
Contents of Statement of Additional Information.............   17

                                  DEFINITIONS

     AS USED IN THIS PROSPECTUS, THE FOLLOWING TERMS HAVE THE INDICATED MEANINGS UNLESS THE CONTEXT EXPRESSLY OR BY NECESSARY IMPLICATION OTHERWISE DICTATES:

     ACCUMULATION PERIOD: The period of time between becoming a Participant and the commencement of annuity payments.

     ACCUMULATION UNIT: A standard of measurement used to measure the value of each account.

     ADVISORY AGREEMENT: The Management and Investment Advisory Contract between the Fund and the Company pursuant to which the Company provides investment advisory services to the Fund.

     ANNUITANT: The Participant on whose life annuity payments will be based and who will receive annuity payments pursuant to a Contract.

     ANNUITY: A series of installment payments for the life of the Annuitant, or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of their survivor, with either a minimum number of payments or an ascertainable sum certain.

     ANNUITY OPTIONS: The four alternative methods to receive annuity payments available under the Contract.

     ANNUITY PAYMENTS: Payments made after retirement to Annuitants pursuant to the Contract.

     ANNUITY PERIOD: The period of time between commencement of annuity payments and the payment of the last annuity payment due under the Contract.

     BENEFICIARY: The person who will receive payments, if any, on the Annuitant's death.

     CODE: The Internal Revenue Code of 1986, as amended.

     CONTRACT OWNER: The entity to which a Contract is issued, which is normally the employer of Participants or an organization representing such employer.

     MINIMUM DEATH PAYMENT: An amount payable to the named beneficiaries of a Participant in the event of death of a Participant prior to commencement of annuity payments.

     NET INVESTMENT FACTOR: A factor used to determine the value of an Accumulation Unit which is based upon the investment performance of the Fund.

     PARTICIPANT: A person having an interest in the Fund through premium deposits by him or on his behalf, but who has not begun to receive annuity payments.

     PREMIUM DEPOSIT: Sums paid to the Company by the Contract Owner pursuant to the Contract on behalf of the Participant.

     SUB-ADVISORS: Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment"), sub-advisors to the Fund pursuant to investment sub-advisory agreements with the Company.

     VALUATION DATE: A day on which the value of the Fund is determined.

     VALUATION PERIOD: The period between successive valuation dates.

     VARIABLE ANNUITY: An annuity providing for payments varying in amount in accordance with the investment experience of the Fund.

     VARIABLE ANNUITY CONTRACT: The master group contract between the Company and a Contract Owner. Also sometimes referred to as a "Contract."

     VARIABLE ANNUITY UNIT: A measure used to calculate the amount of annuity payments.

                                   FEE TABLE

Contract Owner Transaction Expenses (as a percentage of
  purchase payments)
  Sales Load Imposed on Purchases...........................     3.00%
  Administrative Expense....................................     0.25%
  Minimum Death Benefit Expense.............................     0.75%
  Deferred Sales Load.......................................      None
  Surrender Fees............................................      None
  Exchange Fee..............................................      None

Per Payment Charge..........................................    $ 0.50
One-time Contract Fee.......................................    $15.00
Annual Expenses (as a percentage of average net assets)
  Management Fee............................................   .50000%
  Mortality and Expense Risk Fees...........................   .96025%
                                                              --------
          Total Annual Expenses.............................  1.46025%

     The purpose of the fee table is to assist Contract Owners in understanding the various costs and expenses that they will bear directly or indirectly. For a more complete explanation of each of these costs and expenses, see "Deductions and Expenses." Premium taxes are not shown in the fee table, but may be charged by some states on purchase payments or amounts annuitized.

EXAMPLE

     If you surrender your Contract, or do not surrender your Contract or annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $69        $99       $131        $221

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance. Under Federal income tax laws, a penalty tax may be assessed upon withdrawal of amounts accumulated under a Contract prior to commencement of annuity payments.

                             PARTICIPANT QUESTIONS

HOW WILL THE FUND ACHIEVE ITS INVESTMENT OBJECTIVES?

     The Fund's primary investment objective is long-term growth of capital and secondarily the production of income. To achieve these objectives, the Fund invests primarily in common stocks. In order to diversify, the Fund will invest not more than 5% of its assets in any one issuer, except obligations of the United States Government and instrumentalities thereof, and will acquire not more than 10% of the voting securities of any one issuer. The Fund will invest not more than 25% of its assets in any one industry and not more than 10% of its assets in real estate. In addition, the Fund may invest up to 35% of its assets in equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Investment in companies of any one foreign country will be limited to 20% of Fund assets. The Fund's investment objectives and policies are discussed in more detail under "General Description of the Fund and the Company" and in the Statement of Additional Information.

WHAT ARE THE RISKS I FACE IN INVESTING IN THE FUND?

     Achievement of the Fund's investment objectives cannot, of course, be assured due to the risks of loss of capital or income inherent in any investment in equity securities and the special risks associated with investing in the equity securities of foreign corporations. The Fund's investments are subject to the negative changes in the general economy of the United States and of various foreign countries where Fund assets are invested. The Fund is also vulnerable to changes that affect capital markets.

WHO IS THE INVESTMENT ADVISOR FOR THE FUND?

     The Company has been the Fund's investment advisor since 1968. In 1995, the Company retained Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment" and, together with Kelly, the "Sub-Advisors") to act as sub-advisors to the Fund. Subject to the fundamental objectives and policies of the Fund and any other guidelines provided by the Company, each Sub-Advisor has complete discretion and authority in the investment and reinvestment of the Fund assets under its management. Since 1997, it has been the Company's policy to reallocate Fund assets equally between Kelly and Todd Investment at the beginning of each year.

HOW DO I PURCHASE UNITS OF THE FUND?

     A detailed description of the steps you must take to purchase units of the Fund is included under "Purchases and Contract Value."

HOW CAN I REDEEM MONIES I HAVE INVESTED IN THE FUND?

     A detailed description of the steps you must take to redeem all or a portion of your investment is set out under "Redemptions."

ARE THERE ANY RESTRICTIONS ON WITHDRAWAL OF MY INVESTMENT?

     Although the Fund does not have a "ten-day free look" provision or policy, you do have the right to withdraw all or a part of your investment at any time. See "Redemptions" for the method of making such withdrawals. You should keep in mind, however, that there may be adverse tax consequences when such withdrawals are made. Federal income tax law restricts withdrawals from qualified retirement plans, but you are permitted to transfer your account from the Fund to another qualified fund. You should carefully read the section entitled "Federal Tax Matters" before you make any decision to redeem your investment.

                        CONDENSED FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     The following annual financial highlights of the Fund have been derived from schedules which have been audited for the eight years ended December 31, 1997 by KPMG Peat Marwick LLP, independent auditors, and for the two years ended December 31, 1989 by Arthur Andersen & Co., independent certified public accountants. Per share data are for an Accumulation Unit outstanding throughout the year, with an average Accumulation Unit used for 1990 and later years. Ratios are determined using Fund totals for the period.

                              FINANCIAL HIGHLIGHTS
                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES




                                                                   YEARS ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------------------------
                               1997       1996     1995(A)     1994      1993      1992      1991      1990      1989      1988
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
INCOME AND EXPENSES:
Investment income..........  $ 0.3284   $ 0.2817   $ 0.2163   $0.2105   $0.2113   $0.2267   $0.2329   $0.2507   $0.2077   $0.1750
Operating expenses.........    0.2576     0.1882     0.1364    0.1193    0.1180    0.1113    0.1000    0.0856    0.0829    0.0515
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Net investment income......    0.0708     0.0935     0.0799    0.0912    0.0933    0.1154    0.1329    0.1651    0.1248    0.1235
CAPITAL CHANGES:
Net realized and unrealized
  gains (losses) on
  securities...............    4.0535     3.0468     3.0251   (0.7066)   0.5074    0.1266    1.8089    0.2452    1.2791    0.3859
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Net increase (decrease) in
  Accumulation Unit
  value....................    4.1243     3.1403     3.1050   (0.6154)   0.6007    0.2420    1.9418    0.4103    1.4039    0.5094
Accumulation Unit value,
  beginning of period......   15.3389    12.1986     9.0936    9.7090    9.1083    8.8663    6.9245    6.5142    5.1103    4.6009
                             --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Accumulation Unit value,
  end of period............  $19.4632   $15.3389   $12.1986   $9.0936   $9.7090   $9.1083   $8.8663   $6.9245   $6.5142   $5.1103
                             ========   ========   ========   =======   =======   =======   =======   =======   =======   =======
RATIOS/OTHER DATA:
Ratio of expenses to
  average net assets.......    1.4603%    1.3777%    1.2880%   1.2826%   1.2783%   1.2812%   1.2800%   1.2879%   1.2844%   1.2911%
Ratio of net investment
  income to average net
  assets...................    0.4042%    0.6850%    0.7542%   0.9797%   1.0110%   1.3289%   1.7004%   2.4849%   1.9328%   3.0992%
Portfolio of turnover
  rate.....................      26.6%      36.9%      66.1%     43.5%     51.2%     31.7%     41.2%     41.1%     50.1%     34.0%
Number of Accumulation
  Units outstanding, end of
  period (000's)...........     7,044      6,443      5,997     5,616     5,114     4,644     4,268     4,041     3,806     3,840


---------------


(a) Management of Fund assets by the Sub-Advisors commenced October 2, 1995.


FINANCIAL STATEMENTS

     The foregoing financial highlights should be read in conjunction with the Fund's audited financial statements and the notes thereto included in the Statement of Additional Information. The audited consolidated financial statements of the Company and the notes thereto also appear in the Statement of Additional Information.

PERFORMANCE RESULTS

     The fund may from time to time advertise certain performance results in sales literature, advertisements and reports to Contract Owners. The results will be calculated on a total return basis and on an average annual total return basis for various time periods, with all sales charges and other expenses deducted from investment results. The Fund may also advertise the ending value of investing $100 per month for various time periods, with all sales charges and other expenses deducted from investment results. Performance calculations do not reflect the deduction of any premium taxes.

     The Fund's total return for the twelve months ended December 31, 1997 and average annual total returns over the five and ten year periods ended December 31, 1997 were 19.85%, 15.08% and 14.86%, respectively. These results were calculated in accordance with the Securities and Exchange Commission rules which require that the maximum sales charge be deducted. These figures reflect past results and are not an indication of future results. Further information regarding the Fund's investment results is contained in the Fund's Statement of Additional Information.

                GENERAL DESCRIPTION OF THE FUND AND THE COMPANY

THE COMPANY

     The Company is an Oklahoma stock life insurance company organized in 1960. Its principal executive offices are located at 2000 Classen Center, Oklahoma City, Oklahoma 73106, telephone number (405) 523-2000. The Company is licensed to conduct life, annuity and accident and health insurance business in 49 states and the District of Columbia.

     The Company has been a wholly owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, whose managing general partners are William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore M. Elam. The address of both American Fidelity Corporation and Cameron Enterprises, A Limited Partnership is 2000 Classen Center, Oklahoma City, Oklahoma 73106. The Company has served as the investment advisor to the Fund since 1968. The Company does not serve as investment advisor to any other variable annuity, mutual fund or other company.

THE FUND

     Since 1968, the Company has maintained a separate account under Oklahoma insurance law designated as American Fidelity Variable Annuity Fund A (the "Fund"). The Fund is registered with the Securities and Exchange Commission as an open-end diversified management investment company under the Investment Company Act of 1940, which means that at least 75% of the value of the total assets of the Fund is represented by cash and cash items, government securities, securities of other investment companies and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     The assets of the Fund are segregated from the assets of the Company and, under Oklahoma law, may not be charged with the liabilities arising out of other business activities of the Company. Any Fund income, gains or losses, realized or unrealized, are credited to or charged against the Fund without regard to income, gains or losses of the Company. The obligations arising under the Variable Annuity Contracts are not obligations of the Company. The Fund has no sub-accounts.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

     The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation. Income and realized capital gains are reinvested at no charge to the Participant. The Fund's investment objectives and fundamental investment policies cannot be changed without approval by Contract Owners representing a majority vote of shares of the Fund. See Item 19 of the Statement of Additional Information for a list of the Fund's fundamental investment policies.

     In order to achieve its investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund invests not more than 5% of its assets in any one issuer, except obligations of the United States Government and instrumentalities thereof, and will acquire not more than 10% of the voting securities of any one issuer. In addition, the Fund invests not more than 25% of the Fund's assets in any one industry and not more than 10% of the Fund's assets in real estate (including real estate investment trusts). The Fund is normally fully invested, apart from cash balances needed to meet Variable Annuity Contract payments and Participant redemptions. The Fund's assets may also be held in cash equivalents or securities which are direct obligations of the United States Government for this purpose. The Fund has a policy of not purchasing puts, calls or other options and does not invest in tobacco-producing companies.

     The Fund may invest up to 35% of its assets in equity securities of foreign issuers in the form of ADRs, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Investments in companies of any one foreign country are limited to not more than 20% of Fund assets.

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer which are deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on a U.S. exchange or in the over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs generally provide more financial information than non-ADR foreign issuers. ADR investments also involve risks not present in domestic investments, such as exposure to fluctuations in foreign currencies, less publicly available information, nonuniform accounting, auditing and financial reporting standards, less liquidity and more volatility, foreign withholding or other taxes, and political or economic instability affecting foreign investments.

     The Fund's Sub-Advisors may determine that prevailing market and economic conditions indicate investment in other than common stocks may be advantageous, in which event investments may be made on a short-term basis in securities which are a direct obligation or guaranteed by the United States Government, bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors. Such nongovernmental investments may be convertible into stock or may be accompanied by stock purchase options or warrants for the purchase of stock.

     Achievement of the Fund's investment objectives cannot, of course, be assured due to the risks of loss of capital or income inherent in any investment in equity securities and the special risks associated with investing in the equity securities of foreign issuers. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions.

                             MANAGEMENT OF THE FUND

     The Board of Managers of the Fund, which is elected annually by the Contract Owners, is responsible for overseeing the management of the Fund, including the establishment and supervision of the Fund's investment policies and objectives, reviewing and approving the Fund's contracts and other arrangements and monitoring Fund performance and operations.

     The Company has served as the investment advisor to the Fund since 1968 and is, subject to the authority of the Board of Managers of the Fund, responsible for overall management of the Fund's business affairs. The Company has sub-advisory agreements with Kelly and Todd Investment under which the Sub-Advisors have managed the Fund's investment portfolio since October 1995.

     Kelly is a growth stock manager. Its strategy is to invest in high quality companies with strong earnings growth and superior product leadership. Todd Investment is a value-oriented equity manager. It emphasizes a diversified portfolio of predominantly undervalued, large capitalization, high quality securities. The identification of a catalyst for change is the most important factor to Todd Investment in including a stock in the Fund's portfolio.

     Subject to the fundamental investment objectives and policies of the Fund and any other guidelines provided by the Company, each Sub-Advisor has complete discretion and authority in the investment and reinvestment of the Fund assets under its management. Since 1997, it has been the Company's policy to reallocate Fund assets equally between Kelly and Todd Investment at the beginning of each year. Each Sub-Advisor determines what securities are acquired, held or disposed of and, subject to any instructions from the Company as to the Fund's cash requirements from time to time, the portion of Fund assets which will be held uninvested. The Sub-Advisors are also authorized to exercise all voting rights pertaining to the Fund assets they manage. The Sub-Advisors are authorized to select brokers to effect securities transactions on behalf of the Fund. Neither Sub-Advisor nor any of their respective affiliates may act as a broker with respect to securities transactions for the Fund.

     Kelly has provided the Company research and investment advice since 1985. Beginning in the fourth quarter of 1995, Kelly's services relating to Fund assets have been rendered pursuant to its sub-advisory agreement with the Company, and its services relating to other assets managed by the Company have been provided under a separate consulting agreement. Lawrence W. Kelly, the founder of Kelly, has 31 years of experience in the investment advisory business and he and his wife, Janice M. Kelly, are the majority shareholders of Kelly. From 1980 to 1985, Mr. Kelly was chairman of Webster Management Corporation, an investment advisory firm which provided investment advice to the Company. In addition, Mr. Kelly was a vice president (1974 to 1988) and director (1981 to 1985) of Kidder, Peabody & Co., Inc. and the chairman of five mutual funds managed by Webster and Kidder from various dates between 1981 and 1984 until 1986. As of December 31, 1997, Kelly managed 50 client securities portfolios on a discretionary basis with an aggregate market value of $396 million. It also managed or supervised 16 client securities portfolios on a non-discretionary basis with an aggregate market value of $992 million. Kelly has not acted as an investment advisor to any investment company registered under the Investment Company Act other than the Fund. Kelly is located at 200 South Los Robles Avenue, Suite 510, Pasadena, California 91101.

     Todd Investment has 30 years of experience managing investments for institutional clients. At December 31, 1997, Todd Investment managed over $2.7 billion for 50 clients, of which $1.2 billion represented equity assets. Todd Investment generates all of its revenues from fee-based investment counseling and employs six portfolio managers. The primary portfolio manager for the Fund is Robert Bordogna, who has been with Todd Investment since 1980 and in the business for 28 years. The backup portfolio manager is Curtiss M. Scott, Jr., who has been with Todd since 1996, in the business for 19 years and is a chartered financial analyst. Todd Investment has not acted as an investment advisor to any registered investment company other than the Fund. It is located at 101 South Fifth Street, Suite 3160, Louisville, Kentucky 40202 and, since December 1993, has been an indirect wholly-owned subsidiary of Stifel Financial Corporation, a financial services holding company based in St. Louis, Missouri.

                            DEDUCTIONS AND EXPENSES

     A deduction of 4% is made from each premium deposit received (4.17% of the amount invested). Of the 4%, 1/4% is for administrative expenses, 3/4% is for the minimum death payment, and 3% is for sales. The deduction for administrative expenses is designed to reimburse the Company for its actual administrative expenses, including salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees and office equipment and stationery. The deduction for administrative expenses for 1997 as a percentage of average net assets was
 .046%. The deduction of 3/4% for the minimum death benefit is not applicable after a Participant attains age 65. The sales charge is intended to recover all distribution expenses associated with marketing Contracts. In the event the sales charge is not adequate to recover all distribution expenses, the resulting "shortfall" is borne by the Company. Any such shortfall amounts paid by the Company may consist, among other things, of proceeds derived from mortality and expense risk charges discussed below. The sales charge for lump sum or periodic payments of $2,000 or greater may be less than 3%, depending on the actual commission paid.

     In addition to the 4% deduction, there is an additional administrative charge against each premium deposit of $.50 and a one-time certificate issuance fee of $15.00. These charges have been set at a level to recover no more than the actual costs of administering Contracts. Such deductions will not be increased until premium deposits on behalf of a Participant equal twice the amount of premium deposits made during the first year of participation. Such deductions may be increased on premium deposits in excess of such amount.

     All the Fund's expenses are paid by the Company. The Company monitors the actual costs it incurs on behalf of the Fund for sales and administrative expenses compared with the amounts deducted for sales and administrative expenses. If actual costs exceed the amount deducted, which has been the case historically, no additional deductions are made.

     The Company receives a daily fee of .0013698% (.50% on an annual basis) of the current value of the Fund as an investment advisory and management fee. The Company pays the Sub-Advisors' fees. Kelly receives an annual fee of .30% of Fund assets under its management. Todd Investment receives an annual fee of .38% of Fund assets under its management or $50,000, whichever is greater. Under the Contract, the Company assumes the risk that the actuarial estimate of mortality rates among variable annuitants may be erroneous and the reserves based on such estimate will not be sufficient to meet annuity payment obligations.

For mortality and expense risks assumed, the Company receives .96025% on an annual basis (.0026308% for each one-day valuation period) of the current value of the Fund's assets. Of this amount, .85% is for mortality risks and .11025% is for expense risks.

     Once a Participant elects an annuity option, certain jurisdictions may impose premium taxes with respect to subsequent premium deposits. Such premium taxes presently range from 0% to 4% of premium deposits. Premium taxes are deducted either from premium deposits when received or from the amount applied to effect an annuity at the time annuity payments commence, depending on applicable state law. If an amount for any premium taxes is deducted but subsequently is determined not to be due, the Fund applies the excess amount deducted to increase the number of units under the Participant account at the time such determination is made. If no amount for premium tax was deducted, but tax subsequently is determined to be due, the Fund reserves the right to reduce the number of units under a Participant account by the amount of the tax due at the time such determination is made.

               GENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

VOTING RIGHTS

     Each Contract Owner may cast votes equal to the number of Accumulation Units under its Contract. During the Accumulation Period, the Contract Owner may cast the number of votes equal to (i) the amount of the assets established in the Fund to meet the annuity obligations related to such Contract Owner's Participants divided by (ii) the value of an Accumulation Unit.

     Fractional votes are counted, but each Contract Owner has a minimum of one vote.

     The number of votes which each Contract Owner may cast is determined as of a record date chosen by the Board of Managers which cannot be more than 90 days before a meeting of Contract Owners. At least 20 days' prior written notice of a meeting must be given. To be entitled to vote, a Contract Owner must have been such on the record date.

     During the Accumulation Period, a Participant under a Contract issued in connection with an H.R. 10 Plan, or pursuant to Code Section 403(b) or 408(b), has the right to instruct the Contract Owner with respect to the votes attributable to his or her individual account, and a Participant under a qualified employee pension or profit-sharing trust or a qualified annuity plan (other than one involving an H.R. 10 Plan) has the right to instruct the Contract Owner with respect to votes attributable to payments made by the Participant, and to the vested portion of payments made by his or her employer, if any. All other votes entitled to be cast during such period under such a trust or plan may be cast by the Contract Owner in its sole discretion.

     During the Annuity Period, each Annuitant may instruct the Contract Owner with respect to all votes attributable to the amount of assets established in the Fund to meet the annuity obligations related to such Annuitant. Each Annuity Payment reduces the votes attributable to such assets. Proxy materials are sent to each Contract Owner, Participant, beneficiary of a deceased Participant and Annuitant.

     Each Contract Owner must vote in accordance with instructions, and, in the absence of instructions (other than those as to which no employee or Participant is entitled to give instructions), must cast votes in the same proportion as the votes for which instructions have been received.

AMENDMENTS

     The Company may change the Contract at any time if required by state or Federal laws. After a Contract has been in force for three years, the Company may change any term of the Contract except that benefits already earned by Participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. The Company will notify Contract Owners of any change at least 90 days before a change will take effect.

                                 ANNUITY PERIOD

     Variable annuity payments, which are paid monthly, are determined on the two-fold basis of (a) the mortality table stipulated in the Contract and (b) the investment performance of the Fund. The amount of variable annuity payment is not affected by adverse mortality experience or by the Company's expenses in excess of contractual deductions. The amount of the monthly annuity payment reflects investment income, gains and losses of the Fund both before and after retirement. Accordingly, annuity payments will vary with the investment experience of the Fund. The assumed investment rate of return upon which the annuity payment calculation is based is 4.5%. Therefore, when the Fund experiences returns in excess of 4.5%, monthly payments increase. When the investment return is less than 4.5%, payments decrease.

     Annuity commencement may begin at any time as elected by the Participant. However, withdrawals not made in accordance with the Federal income tax laws will be subject to penalties. See "Federal Tax Matters."

     In order to elect an annuity option, the Participant's account must be at least $1,000. If it is less than $1,000 the Company reserves the right to pay the value of such account in one lump sum. Once an annuity option has been elected, the Participant does not have the right to change options. If no annuity option has been elected by the required distribution date, the Annuitant will receive a life variable annuity with 120 monthly payments certain. The following annuity options are available:

     Option 1 -- Life Variable Annuity:

     A variable annuity payable monthly during the lifetime of and terminating with the last monthly payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments, since there is no promise of a minimum number of payments or provision for a death benefit for beneficiaries.

     Option 2 -- Life Variable Annuity with 120, 180 or 240 Monthly Payments
Certain:

     A variable annuity payable monthly during the lifetime of the Annuitant with the provision that if, at the death of the Variable Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, variable annuity payments will continue during the remainder of such period to the beneficiary designated by the Participant. If the Annuitant's beneficiary dies before the variable annuity payments cease, the present value of the current dollar amount of the remaining certain payment will be paid to the estate of the beneficiary based on an annual compound interest rate of 3 1/2%.

     Option 3 -- Unit Refund Life Variable Annuity:

     A variable annuity payable monthly during the lifetime of the Annuitant and upon death an additional payment will be made of the value at the date of death of the number of variable annuity units equal to the excess, if any, of (a) the total amount applied under this option divided by the variable annuity unit value on the date variable annuity installments commenced over (b) the variable annuity units represented by each installment multiplied by the number of installments paid prior to death.

     Option 4 -- Joint and Last Survivor Variable Annuity:

     A variable annuity providing a monthly benefit payable during the joint lifetime of the Annuitant and a designated second person, and thereafter two-thirds of such monthly benefit payable during the remaining lifetime of the survivor. There is no predetermined number of annuity payments. This option may not be elected if, as of the date the variable annuity is effected, the present value of the payment to which the designated second person may become entitled exceeds 49% of the present value of all payments provided for the Annuitant and the designated second person; however, such limitations do not apply if the designated second person is the spouse of the Annuitant.

     Other Options:

     A Participant has the further option to elect forms of fixed annuities having essentially the same characteristics as Annuity Options 1 through 4 above.

                                 DEATH BENEFIT

     In the event of the Participant's death prior to commencement of annuity payments, death proceeds are payable to a named beneficiary in an amount equal to the greater of (a) the value of the Participant's account as of the valuation date coincident with or next following the date written notice of death is received; or (b) if such death occurs prior to the Participant's 65th birthday, 100% of the total deposits made on behalf of the Participant, less any redemptions. Payments normally are made within seven days of receipt of such notice.

     The Code requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Variable annuity contracts issued after this date provide that non-spouse beneficiaries must either take a total distribution within five years of the death of the Participant or, within one year of the Participant's death, begin periodic payments for a period not to exceed the expected lifetime of the beneficiary.

     If the Participant dies during the annuity period, the Company will pay any remaining guaranteed payments to (1) the Participant's beneficiary or (2) the Participant's estate, if no beneficiary survives. Any payments made to a beneficiary must be on a payment schedule at least as rapid as that made to the Participant.

                          PURCHASES AND CONTRACT VALUE

HOW DO I PURCHASE UNITS?

     Accumulation Units in the Fund are being continuously offered through the Company's wholly owned subsidiary, American Fidelity Securities, Inc. ("AFS"), 2000 Classen Center, Oklahoma City, Oklahoma 73106. AFS has been the sole underwriter of the Fund since 1972. AFS distributes the Contracts through licensed life insurance representatives of the Company. Premium deposits are credited on the basis of Accumulation Units. A request for purchase of Accumulation Units received by the Fund before 3:00 p.m. Central Time will receive same day pricing; otherwise, pricing on the next trading day following receipt of a purchase request is used. The minimum initial premium deposit for each Participant is $20, and the minimum amount of each subsequent deposit is $10. A deduction is made from each premium deposit to reimburse the Company for certain sales and other expenses.

     The Underwriting Agreement between AFS and the Fund is subject to annual renewal by the Board of Managers (including a majority of the Board of Managers who are not interested persons as defined in the Investment Company Act of
1940), but may be terminated by the Board of Managers or by a majority in interest of Contract Owners, without penalty, on not more than 60 days written notice, and is automatically terminated upon assignment.

HOW ARE ACCUMULATION UNITS VALUED?

     The Fund's Accumulation Unit value is computed once daily. Portfolio securities are valued as of the close of regular trading of the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on each business day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain Federal and other holidays. The value of the Fund's securities and assets, except certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of less than 1 year are valued by the amortized cost method, which approximates market value. Equity securities held by the Fund are valued at the last sales price on a national securities exchange or the Nasdaq National Market or, lacking any sales, at the last reported bid price. Over-the-counter securities not quoted in the Nasdaq National Market are valued at the reported bid price. Investments for which market quotations are not readily available, if any, are valued at their fair value as determined in good faith by the Board of Managers. The value of an Accumulation Unit is determined by dividing the value of the Fund's securities, cash and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of Accumulation Units outstanding.

     The value of a Participant's individual account at any time prior to commencement of annuity payments is determined by multiplying the total number of Accumulation Units credited to his or her account by the current Accumulation Unit value. Each Participant is advised semiannually of the number of Accumulation Units credited to his or her account, the current Accumulation Unit value, and the total value of the account.

     The value of an Accumulation Unit may be determined at any date by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the "net investment factor" for the current Valuation Period. A Valuation Period is the interval between Valuation Dates.

     At each Valuation Date, a gross investment rate is determined from the investment performance of the Fund for the Valuation Period. Such rate is (i) the investment income, if any, for the Valuation Period, plus or minus realized or unrealized capital gains and losses, if any, for the period, less a deduction for any applicable income taxes divided by (ii) the value of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.

     The net investment rate is then determined by deducting .00004 (representing the investment advisory and management fee and the mortality and expense risk fee described under "Deductions and Expenses") from the gross investment rate. The net investment factor is the net investment rate for the period plus 1.0. See "Item 26 -- Annuity Payments" of the Statement of Additional Information. If the combined capital losses, the Valuation Period deduction and taxes exceed the investment income and capital gains, the net investment factor may be less than 1.0, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

                                  REDEMPTIONS

     Prior to commencement of annuity payments, a Participant may redeem all or a portion of his or her individual account. The redemption value of a Participant's account is equal to the Accumulation Unit value under the account next computed after the request for redemption is received by the Company. There is no assurance that the redemption value of a Participant's account will equal or exceed the aggregate amount of premium deposits at any time. There are no administrative fees for withdrawals.

     A partial redemption will result in a reduction of the Accumulation Units in a Participant's account. The reduction in the number of Accumulation Units will equal the amount redeemed divided by the applicable Accumulation Unit value next computed after receipt of the redemption request. If a partial redemption results in reduction of a Participant's accumulation account to less than $1,000, the Company, at its option, may cancel all Accumulation Units and remit the entire amount thereof to the Participant. After full redemption and cancellation of a Participant's account, no further premium deposits may be made on behalf of such Participant without the consent of the Company.

     A Participant's request for redemption should be submitted in writing directly to the Fund, 2000 Classen Center, Oklahoma City, Oklahoma 73106. A redemption request requires the signature of each person in whose name the units are registered, signed exactly as the name appears on the Company's register. In certain instances, the Fund may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. ALL PROPER REDEMPTION REQUESTS RECEIVED BEFORE 3:00 P.M. CENTRAL TIME WILL RECEIVE SAME-DAY PRICING.

     Payment for units redeemed are made within three days after receipt of a properly tendered request. Redemption rights may be suspended or payment postponed at times when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to determine the value of its net assets; or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Participants. The Fund may delay the mailing of a redemption check for recently purchased units until such time as the payment check has cleared.

     The Fund is required by Federal income tax law to restrict certain redemptions. In addition, certain adverse tax consequences may result from an election by a Participant to redeem all or a part of his individual account. See "Federal Tax Matters."

                              FEDERAL TAX MATTERS

GENERAL

     The following description of Federal income tax consequences under the Contracts is not exhaustive, and special rules may apply to situations not discussed herein. For further information, consult a qualified tax adviser before establishing any retirement program.

     The Company files its income tax returns as a "life insurance company" under the Internal Revenue Code of 1986 (the "Code"). The Fund is part of the operations of the Company and is not taxed as a "regulated investment company." To date, the assets of the Fund have not been subject to Federal income tax, nor is it contemplated that the Fund will be so taxed.

TAXES PAYABLE BY PARTICIPANTS AND ANNUITANTS

     The Contracts offered by this Prospectus are used with retirement programs which receive favorable tax deferred treatment under Federal income tax law. Increases in the value of a Participant's account are not subject to income tax until annuity payments commence, at which time the amount of each payment is considered as ordinary income.

     Annuity payments or other amounts received under all Contracts generally are subject to some form of Federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments or other amounts received under all Contracts may be subject to state income tax withholding requirements.

SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN
  TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

     Premium Deposits. Under Section 403(b) of the Code, payments made by tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code and public educational institutions to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate premium deposits do not exceed the limitations prescribed by
Section 402(g), Section 403(b)(2) and Section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under Section 403(b) are generally limited to the lesser of $9,500 or 20% of includible salary. Additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to approximately 20% of includible salary. In addition, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death,
(4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

     Other distributions from a Section 403(b) annuity Contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and beneficiary), and (5) distributions in excess of tax deductible medical expenses.

     Required Distributions. Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 and such distributions must be made over a period that does not exceed the life expectancy of the Participant (or the Participant and beneficiary). Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 70 1/2. Following the death of the Participant prior to the commencement of annuity payments, the amount accumulated under the account must be distributed within five years or, if distributions to a beneficiary designated under the account start within one year of the Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Participant has started receiving annuity distributions prior to his or her death, distributions must continue at least as rapidly as under the method in effect at the date of death. However, amounts accumulated under an account through December 31, 1986 are not subject to these minimum distribution requirements. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances. In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to IRAs or other Section 403(b) programs under certain circumstances. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 403(b) program is subject to 20% Federal income tax withholding unless the Participant elects a direct rollover of such distribution to an IRA or other Section 403(b) program.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

     Premium Deposits. Premium deposits made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under
Section 401(a) or Section 403(a) of the Code are excluded from the gross income of the employee for Federal income tax purposes. Payments made by an employee generally are made on an after-tax basis unless they are made on a pre-tax basis by reason of Sections 401(k) or 414(h) of the Code.

     Taxation of Distributions. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the Contract"). However, if an employee or the beneficiary receives a lump sum distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attainment of age
59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who attained age 50 by January 1, 1986 may elect capital gains treatment (at a 20% rate) for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received from an account under a qualified plan prior to attainment of age
59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to Section 403(b) annuity Contracts.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuity Contracts, except that no amounts are exempted from the minimum distribution requirements.

     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under Sections 401 or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a) or 403(a) plan is subject to 20% Federal income tax withholding unless the Participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan.

INDIVIDUAL RETIREMENT ANNUITIES (IRAS)


  Regular IRAs



     Premium Deposits. Federal tax laws limit the extent to which individuals may make tax-deductible contributions for regular IRA Contracts. Deductible contributions equal to the lesser of $2,000 or 100% of compensation are permitted only for an individual who (i) is (and whose spouse is not) an active participant in another retirement plan; (ii) is an active participant in another retirement plan, but is unmarried and has adjusted gross income in 1998 of $30,000 or less; (iii) is an active participant in another retirement plan, but is married and has adjusted gross income in 1998 of $50,000 or less; or (iv) is not an active participant in another retirement plan, but his or her spouse is an active participant in another retirement plan and has adjusted gross income of $150,000 or less. Such individuals may also establish an IRA for a spouse during the tax year if the combined compensation of both spouses is at least equal to the contributed amount. An individual who is an active participant in another retirement plan and whose adjusted gross income exceeds the cut-off point ($30,000 if unmarried and $50,000 if married) by less than $10,000 is entitled to make deductible IRA contributions in proportionately reduced amounts.


     An individual may make nondeductible IRA contributions to the extent of the excess of (i) the lesser of $2,000 or 100% of compensation over (ii) the IRA deduction limit with respect to the individual.


     Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient. In addition, a 10% penalty tax will be imposed on taxable distributions received before the year in which the recipient attains age 59 1/2, except that distributions made on account of death, disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and beneficiary) are not subject to the penalty tax. In addition, early withdrawals for the purchase of a home by a first-time home buyer (subject to a $10,000 lifetime limit) or to pay qualified higher education expenses are not subject to penalty tax.


     Required Distributions. The minimum distribution requirements for IRA Contracts are generally the same as described with respect to Section 403(b) annuity Contracts, except that no amounts are exempted from the minimum distribution requirements and in all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.


     Tax-Free Rollovers. Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing or annuity plan, or a Section 403(b) annuity Contract to an IRA Contract under certain conditions. Amounts accumulated under such a rollover IRA may subsequently be rolled over on a tax-free basis to another such plan or Section 403(b) annuity Contract. In addition, a tax-free rollover may be made from one IRA to another, provided that not more than one such rollover may be made during any twelve-month period. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.



  Roth IRAs



     Premium Deposits. The Taxpayer Relief Act of 1997 created the "Roth IRA" which permits individuals to make nondeductible contributions and, if specific requirements are met, receive distributions that are tax free. The Roth IRA is an individual retirement account and is treated in the same manner as a regular IRA with certain exceptions. An individual can make an annual nondeductible contribution to a Roth IRA up to the lesser of $2,000 or 100% of the individual's annual compensation minus the aggregate amount of contributions for the tax year to all other IRAs maintained for the benefit of that individual. Unlike a regular

IRA, active participation in an employer's qualified plan does not reduce the amount that an individual can contribute to a Roth IRA. The contribution that can be made to a Roth IRA is phased out for individuals with adjusted gross income of between $95,000 and $110,000, and for joint filers with combined adjusted gross income of between $150,000 and $160,000.

     Taxation of Distributions. Distributions from a Roth IRA are not includible in income if the contribution to which the distribution relates is a "qualified distribution." A "qualified distribution" is a distribution which is made on or after the recipient becomes age 59 1/2, on account of death or disability or for a qualified first-time home buyer expense. A distribution is not considered to be a "qualified distribution" if it is made within the five-year period beginning with the first tax year for which the individual made a contribution to a Roth IRA. A distribution is also not a "qualified distribution" for payments properly allocable to a "qualified rollover contribution" from a regular IRA if it is made within the five-year period beginning with the first tax year in which the rollover contribution was made. Nonqualifying distributions from a Roth IRA are includible in income to the extent of earnings on contributions. Distributions that are attributable to contributions to a Roth IRA are received tax free, since these contributions were nondeductible.

     Required Distributions. Roth IRAs are not subject to the minimum distribution rules before death.

     Tax-Free Rollovers. A tax-free rollover may be made to a Roth IRA from (a) another Roth IRA or (b) a regular IRA that meets the requirements for the exclusion of a rollover under Code Section 408(d)(3) if the taxpayer has adjusted gross income of not more than $100,000 and, if married, does not file a separate return.

  Simplified Employee Pension Plans

     Premium Deposits. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan ("SEP"). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for Federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $30,000 or 15% of an employee's compensation.

     Salary Reduction SEPs. Federal tax law allows employees of certain small employers to have contributions made to the SEP on their behalf on a salary reduction basis. These salary reduction contributions may not exceed $7,000 indexed for inflation. Employees of tax-exempt organizations are not eligible for this type of SEP. Additionally, only certain small employers who have SEPs that permitted salary reduction contributions on December 31, 1996 may continue to allow salary reduction contributions.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as regular IRA distributions.

     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to regular IRAs.

     Tax-Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months.

                               LEGAL PROCEEDINGS

     There are no material pending legal proceedings other than ordinary routine litigation to which the Fund, the Company or AFS is a party.

                             PARTICIPANT INQUIRIES

     Contract Owner and Participant inquiries should be placed in writing and directed to American Fidelity Assurance Company, P.O. Box 25523, Oklahoma City, Oklahoma 73125.

                                    CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

ITEM                                            DESCRIPTION
----                                            -----------
18                      General Information and History
19                      Investment Objectives and Policies
20                      Management
21                      Investment Advisory and Other Services
22                      Brokerage Allocation
23                      Purchase and Pricing of Securities Being Offered
24                      Underwriters
25                      Calculation of Performance Data
26                      Annuity Payments
27                      Financial Statements

                      STATEMENT OF ADDITIONAL INFORMATION

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A
                                  (Registrant)

                      AMERICAN FIDELITY ASSURANCE COMPANY
                              (Insurance Company)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 28, 1998. A COPY OF THE PROSPECTUS MAY BE OBTAINED BY WRITING:

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                              2000 Classen Center
                         Oklahoma City, Oklahoma 73106
                                 (405) 523-2000

                             Dated: April 28, 1998

                               TABLE OF CONTENTS


                                                                     CROSS-REFERENCE
                                                                       BY PAGE TO
                                                              PAGE     PROSPECTUS
                                                              ----   ---------------
General Information and History.............................  B-2            6
Investment Objectives and Policies..........................  B-2            6
Management..................................................  B-4            7
Investment Advisory and Other Services......................  B-5            7
Brokerage Allocation........................................  B-6            7
Purchase and Pricing of Securities Being Offered............  B-7           11
Underwriters................................................  B-7           11
Calculation of Performance Data.............................  B-8            5
Annuity Payments............................................  B-8           10
Financial Statements........................................  B-10         N/A


ITEM 18 -- GENERAL INFORMATION AND HISTORY

     American Fidelity Assurance Company ("Company") was organized in the State of Oklahoma in 1960 and during its existence has never changed its name. Neither the sales of variable annuity contracts nor the sales of any other insurance product by the Company have ever been suspended by any state where the Company has done or is presently doing business.

     The Company is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership ("CELP"). In accordance with the partnership agreement, management of the affairs of CELP is vested in five managing general partners: William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore M. Elam.

ITEM 19 -- INVESTMENT OBJECTIVES AND POLICIES

     (a) The investment policies and objectives of the Fund are contained in the Prospectus under the heading "Investment Objectives and Policies of the Fund."

     (b) The Fund's fundamental policies include the following:

         (1) not more than 5% of the value of the Fund's assets will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof;

         (2) not more than 10% of the voting securities of any one issuer will be acquired;

         (3) not more than 25% of the value of the Fund's assets will be invested in any one industry;

         (4) no borrowings will be made except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of the assets of the Fund and that there always will be asset coverage of at least 300% for all outstanding borrowings of the Fund;

         (5) the Fund will not act as an underwriter of securities of other issuers, except to the extent that the Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities;

         (6) not more than 10% of the value of the assets of the Fund may be invested in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws;

         (7) no purchase of commodities or commodity contracts will be effected;

         (8) purchase of puts, calls or other options will not be made;

         (9) loans will not be made except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed;

        (10) investment will not be made in the securities of a company for the purpose of exercising management or control;

        (11) although it is not intended that investments be made in securities of other investment companies, the Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held;

        (12) although the Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation;

        (13) investments in repurchase agreements will be limited to the top thirty-five U.S. Banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

        (14) short sales of securities will not be made;

        (15) purchases will not be made on margin, except for such short-term credits as are necessary for the clearance of transactions;

        (16) the Company should generally conform to the issuer guidelines noted below with exceptions noted at time of recommendation and variances reviewed annually with the Investment Committee:

              1. $150,000,000 or more in assets,

              2. Operational for at least 10 years,

              3. $50,000,000 or more in stockholders' equity;

        (17) investments in high-yield or non-investment grade bonds will not be made; and

        (18) investments in the equity securities of foreign issuers will be limited to American Depositary Receipts ("ADRs"), other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Not more than 35% of the Fund's assets will be invested in foreign issuers. In addition, not more than 20% of the Fund's assets will be invested in issuers of any one foreign country.

        The Fund has also adopted a significant investment policy that, beginning in 1997, it will not invest in the securities of tobacco-producing companies.

     (c) The Prospectus and subsection (b) above fully describe the fundamental investment policies of the Fund, which may not be changed without the approval of Contract Owners representing a majority vote of shares of the Fund.

     (d) The rate of portfolio turnover is not a limiting factor when changes are deemed appropriate. Under normal circumstances the annual portfolio turnover will not exceed 80% although, in any particular year, conditions could result in portfolio activity at a greater rate than anticipated. A turnover ratio is the lesser of the cost of securities purchased or the consideration of securities sold divided by the monthly average value of securities held during a year. A higher turnover rate than anticipated does not, in and of itself, indicate a variation of investment policy. During periods of increased market volatility, or after a prolonged advance in the equity market, a turnover rate of more than 100% may be incurred in order to shift assets from securities that are more fully valued to securities that are perceived to be undervalued. A high portfolio turnover rate may involve correspondingly greater broker commissions and other transaction costs which will be borne by the Fund. The Fund will not engage in transactions contributing to a high portfolio turnover rate unless the Sub-Advisors believe their added benefit exceeds their added cost. To date, the assets of the Fund have not been subject to Federal income tax, nor is it contemplated that they will be taxed. Therefore, any change in portfolio activity is not expected to have any adverse tax consequences at this time. See "Federal Tax Matters" in the Prospectus.

         The annual portfolio turnover rate during the years 1995, 1996 and 1997 was 66.1%, 36.9% and 26.6%, respectively.

ITEM 20 -- MANAGEMENT

     (a) and (b) Information about each member of the Board of Managers is as follows:

                                      POSITION(S) HELD             PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND AGE              WITH REGISTRANT               DURING PAST 5 YEARS
    ---------------------             ----------------             -----------------------
John W. Rex, 64                    Manager and Chairman of      Director (1982 to present),
2000 Classen Center                  the Board (1)(2)(3)          President and Chief
Oklahoma City, OK 73106                                           Operating Officer (1992 to
                                                                  present), Executive Vice
                                                                  President (1990-1992) and
                                                                  Treasurer (1972 to 1995) of
                                                                  the Company; Director (1982
                                                                  to present), Executive Vice
                                                                  President (1990 to present)
                                                                  and Treasurer (1972 to 1995)
                                                                  of American Fidelity
                                                                  Corporation
Daniel D. Adams, Jr., 55           Manager and                  Vice President and Investment
2000 Classen Center                  Secretary(1)(2)              Officer of the Company and
Oklahoma City, OK 73106                                           American Fidelity
                                                                  Corporation
Jean G. Gumerson, 75               Manager                      President and Chief Executive
711 Stanton L. Young Blvd.,                                       Officer, Presbyterian Health
Suite 604                                                         Foundation
Oklahoma City, OK 73104
Edward C. Joullian, III, 68        Manager(2)(3)                Chairman of the Board of
2000 Classen Center, 800 East                                     Directors and Chief
Oklahoma City, OK 73106                                           Executive Officer, Mustang
                                                                  Fuel Corporation; Director
                                                                  of the Company and American
                                                                  Fidelity Corporation;
                                                                  Director, Fleming Companies,
                                                                  Inc.; Director, The LTV
                                                                  Corporation

                                      POSITION(S) HELD             PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND AGE              WITH REGISTRANT               DURING PAST 5 YEARS
    ---------------------             ----------------             -----------------------
Gregory M. Love, 36                Manager                      President and Chief Operating
10601 N. Pennsylvania Avenue                                      Officer (1995 to present),
Oklahoma City, OK 73120                                           Vice President -- Real
                                                                  Estate and Development (1990
                                                                  to 1995) of Love's Country
                                                                  Stores, Inc.; Director,
                                                                  Affiliated Food Stores, Inc.
J. Dean Robertson, D.D.S., 80      Manager                      Private practice in pediatric
5222 North Portland                                               dentistry; Professor
Oklahoma City, OK 73112                                           Emeritus, University of
                                                                  Oklahoma, College of
                                                                  Dentistry
G. Rainey Williams, Jr., 37        Manager                      President, Pinnacle Asset
6301 N. Western                                                   Management, Inc. (1996 to
Suite 200                                                         present); Managing Partner,
Oklahoma City, OK 73118                                           Marco Capital Group (1988-
                                                                  1996); Director, Mustang
                                                                  Fuel Corporation

---------------

(1) Member of the Investment Committee of the Fund

(2) "Interested Person" of the Fund under Section 2(a)(19) of the Investment Company Act of 1940.

(3) Also a director of the Company.

    (c) No member of the Board of Managers of the Fund, and no officer or director of the Company, receives any remuneration from the Fund. Members of the Board of Managers who are not employees of the Company receive a fee, paid by the Company, of $500 for each meeting attended. For 1997, such fees totaled $1,500.

ITEM 21 -- INVESTMENT ADVISORY AND OTHER SERVICES

    (a) American Fidelity Corporation is the parent of the Company, the Fund's investment advisor. American Fidelity Corporation is itself controlled by Cameron Enterprises, A Limited Partnership ("CELP"). The general partners of CELP are Cameron Associates, Inc., Theodore M. Elam and, in their capacities as trustees, William E. Durrett, Edward C. Joullian, III, John W. Rex and the Bank of Oklahoma, N.A. In accordance with the CELP partnership agreement, management of the affairs of CELP is vested in five managing general partners: William M. Cameron and Messrs. Durrett, Joullian, Rex and Elam. Information concerning persons affiliated with the Fund and the Company is incorporated herein by reference to Item 20 -- Management.

        The Company is paid an investment and advisory fee by the Fund pursuant to the Advisory Agreement. The fee was $200,800 in 1995, $353,000 in 1996 and $416,700 in 1997. Through June 30, 1996, the Company received an investment advisory and management fee of .0008904% (.325% on an annual basis) of the current value of the Fund for each day during the Valuation Period. On September 1, 1995, the Advisory Agreement was amended to provide for an increased fee to the Company of .0013698% daily (.50% on an annual basis). The increased fee became effective July 1, 1996. The amendment to the Advisory Agreement was approved by the Board of Managers of the Fund on May 23, 1995 (including approval by a majority of the managers who are not interested persons of the Company or the Fund) and by a majority in interest of the Fund's Contract Owners on September 1, 1995.

        Effective October 2, 1995, the Sub-Advisors were retained by the Company as sub-advisors of the Fund pursuant to agreements dated June 26, 1995. The sub-advisory agreements were approved by the Board of Managers of the Fund on May 23, 1995 (including approval by a majority of the managers who are not interested persons of the Company or the Fund) and by a majority in interest of the Fund's Contract Owners on September 1, 1995. The fees of the Sub-Advisors are paid by the Company. Kelly receives an annual fee of .30% of Fund assets under its management. Todd Investment receives an annual fee of .38% of Fund assets under its management or $50,000, whichever is greater. The Sub-Advisors' fees are payable quarterly and, when based on Fund assets, are calculated on the value of Fund assets on the last trading day of each calendar quarter. Pursuant to the sub-advisory agreements, in 1995, 1996 and 1997, the Company paid Kelly $27,150, $131,000 and $182,050, respectively, and Todd Investment $34,700, $165,300 and $234,600, respectively.

        Lawrence W. Kelly and his wife, Janice M. Kelly, are the majority shareholders of Kelly, each holding 48.8% of Kelly's outstanding stock. Todd Investment is a wholly-owned subsidiary of Stifel Asset Management Corp., which is a wholly-owned subsidiary of Stifel Financial Corporation.

    (b) The Company performs all management and administrative services for the Fund for which the Company receives no compensation except for the above described investment advisory and management fee.

    (c) Fees, expenses and costs of the Fund are paid for by the Company.

    (d) There are no management-related services contracts except those described herein.

    (e) Kelly served as a research consultant to the Fund from 1985 until it became a sub-advisor in October 1995. Kelly provided investment research and specific investment recommendations to the Company and the Fund for an annual fee of $50,000. The Company paid all of Kelly's fees under the consulting agreement, of which $20,100 in 1995 was allocated to services rendered to the Fund.

    (f) The Fund's distribution expenses are paid by the Company. The Fund has no distribution plan as described in Rule 12b-1(b) of the Investment Company Act of 1940.

    (g) All of the assets of the Fund are held under a custodial safekeeping agreement by Bank of Oklahoma, N.A., 6307 Waterford Boulevard, Oklahoma City, Oklahoma 73118. Bank of Oklahoma maintains securities in safekeeping on its premises, or in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the Fund's or Custodian's name, or in the name of the clearing corporation, or in the nominee name of any of the foregoing.

        The consolidated financial statements of the Company and its subsidiaries as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 and the financial statements of the Fund as of December 31, 1997 and 1996 and for the years then ended, included in this Registration Statement, have been audited by KPMG Peat Marwick LLP, 700 Oklahoma Tower, Oklahoma City, Oklahoma 73102, independent certified public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon such reports and upon the authority of said firm as experts in accounting and auditing.

        The Board of Managers voted at its Board of Managers Meeting on March 18, 1997 to appoint KPMG Peat Marwick LLP as the Fund's independent certified public accountants for 1997 and this decision was ratified by the Contract Owners at their annual meeting on June 6, 1997.

ITEM 22 -- BROKERAGE ALLOCATION

     For the years 1995, 1996 and 1997, the Fund paid brokerage commissions of $137,100, $87,100 and $90,500. The higher commissions in 1995 were largely because of increased trading in the fourth quarter after the Sub-Advisors started managing the Fund's portfolio. As a percentage of net assets, commissions were .18% in 1995, .09% in 1996 and .07% in 1997.

     Each of the Sub-Advisors is authorized to select brokers to effect transactions in Fund securities under its management. Neither Sub-Advisor nor any of their respective affiliates may act as a broker with respect to securities transactions for the Fund.

     In selecting a broker to execute portfolio transactions, Kelly's objective is to obtain the best execution, while at the same time obtaining research used to service its clients. The selection of a broker takes into account the quality of brokerage services, including such factors as execution capability, financial stability, and clearance and settlement capability. Research furnished by brokers may be used in serving any or all of Kelly's clients, including clients which have not paid commissions to the broker providing the research. Kelly evaluates the reasonableness of brokerage commissions on an on-going basis in light of the general level of commissions being paid from time to time and the value of research services received. In order to obtain lower commission rates for clients, Kelly engages from time to time in block trades, i.e., grouping orders with a single broker. Accounts involved in such transactions receive the average executed price, except that brokers may charge smaller accounts a minimum commission resulting in smaller accounts paying slightly more in commissions per share than larger accounts.

     In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. During 1997, Todd Investment internally allocated brokerage transactions to certain brokers based on the furnishing of such services. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker which was not providing such services.

     Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

ITEM 23 -- PURCHASE AND PRICING OF SECURITIES BEING OFFERED

     (a) The Fund's variable annuity contracts are marketed to the public through American Fidelity Securities, Inc. ("AFS"). AFS uses licensed life insurance representatives of the Company to sell the shares. There are no special purchase plans or exchange privileges.

     (b) See "Deductions and Expenses" in the Prospectus for determining the sales load.

     (c) See "How Are Accumulation Units Valued?" under "Purchases and Contract Value" in the Prospectus for a description of the method used to value the Fund's assets.

     (d) See "How Do I Purchase Units?" under "Purchases and Contract Value" in the Prospectus for the way purchase payments are credited to the Variable Annuity Contract.

     (e) The Fund has not received an order of exemption from or filed a notice of election pursuant to Section 18(f) of the Investment Company Act of 1940.

ITEM 24 -- UNDERWRITERS

     (a) The Company's wholly owned subsidiary, AFS, has acted as principal underwriter of the contracts since 1972.

     (b) The offering of Variable Annuity Contracts is continuous.

     (c) A sales fee, which includes compensation for underwriting commissions paid, is deducted from all premium deposits received for contracts. The aggregate sales fees for 1995, 1996 and 1997 were $256,000, $312,800 and $449,200, respectively.

     (d) The Fund made no payments to any underwriter or dealer other than AFS during the last fiscal year.

ITEM 25 -- CALCULATION OF PERFORMANCE DATA

     (a) The Fund does not have a money market subaccount.

     (b) The Fund's total return for the twelve months ended December 31, 1997 and average annual total returns for the five and ten year periods ended December 31, 1997 were 19.85%, 15.08% and 14.86%, respectively. The average total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission:
         P(1 + T)(n) = ERV.

      To calculate total return, an initial investment is multiplied by 96% (which gives effect to the 3.00% sales charge, 0.25% administrative fee and 0.75% minimum death benefit expense). The product is then reduced by the $0.50 per payment expense and the one-time contract fee of $15.00. The resulting amount is divided by the Accumulation Unit value as of the first day of the period in order to determine the initial number of Accumulation Units purchased. The number of Accumulation Units purchased is multiplied by the Accumulation Unit value as of the end of the period in order to determine the ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. Total return may be calculated for the one, five and ten year periods and for other time periods. The Fund's total return for the one, five and ten year time periods ended December 31, 1997 was 19.85%, 101.83% and 299.56%, respectively. The average annual total return over periods greater than one year may also be computed by utilizing the ending values and the formula above.

      The following assumptions are reflected in computations made in accordance with the formula stated above and in calculating total return: (1) reinvestment of daily income from Fund investments, (2) a complete redemption at the end of any period illustrated and (3) no deduction for premium taxes.

      The Fund may also advertise the ending value of investing $100 per month over one, five and ten year time periods, with all sales charges and other expenses deducted from investment results and using the assumptions described above. The total number of Accumulation Units purchased each month is multiplied by the Accumulation Unit value as of the end of the time period in order to determine the ending value. The ending value, calculated in this manner, of an investment of $100 per month over the one, five and ten year periods ended December 31, 1997 was $1,270, $9,850 and $27,008, respectively.

ITEM 26 -- ANNUITY PAYMENTS

     See "Annuity Options" in the Prospectus for the method used in determining the amount of annuity payments.

     To determine value of an Accumulation Unit, the following sets out in general terms the method of computation of the Accumulation Unit value on each Valuation Date.

Gross Investment Rate =
          Investment Income + Capital Gains - Capital Losses - Taxes
          ----------------------------------------------------------
                Value of Fund at Beginning of Valuation Period

Net Investment Rate = Gross Investment Rate - .00004 (for a one day valuation period)

Net Investment Factor = Net Investment Rate + 1.0

Accumulation Unit Value = Accumulation Unit Value on Preceding Valuation
                          Date X Net Investment Factor

ILLUSTRATION USING HYPOTHETICAL EXAMPLE

     The above computations may be illustrated by the following hypothetical example. Assume that the value of the assets of the Fund at the beginning of the valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment income was $4,000, the net realized capital gains were $6,000, and the net unrealized capital losses were $3,000. The value of the assets of the Fund at the end of the valuation period, before adding contributions received during the period, would thus be $5,007,000 ($5,000,000, plus $4,000, plus $6,000, minus $3,000).

     The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which produces a gross investment rate of .14% (.0014). The net investment rate for the valuation period is determined by deducting .004% (.00004) from the gross investment rate, which results in a net investment rate of .136% (.00136). The net investment factor for the valuation period would be determined at the net investment rate plus 1.0, or 1.0013.

     The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.00136), which produces $1.1365.

TO DETERMINE VALUE OF VARIABLE ANNUITY PAYMENTS

Number of Variable Annuity Units  =             Dollar Amount of First Monthly Payment
                                       --------------------------------------------------------
                                         Variable Annuity Unit Value on Date of First Payment
                                   Value of Variable                             Net Investment Factor
Variable Annuity Unit Value   =    Annuity Unit on           X    .9998794  X    for 14th Day Preceding
                                   Preceding Valuation Date                      Current Valuation Date

Dollar Amount of                   Number of Variable             Variable Annuity Unit Value
Second and Subsequent         =    Annuity Units             X    for Period in Which
Annuity Payments                   Per Payment                    Payment is Due

ILLUSTRATION USING HYPOTHETICAL EXAMPLE

     The determination of the Variable Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example. Assume a Participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the fourteenth calendar day immediately preceding the date the first annuity payment is due was $1.15, producing a total value of his individual account of $34,500. Assume also that the Participant elects an option for which the table in the Variable Annuity Contract indicates the first monthly payment is $6.57 per $1,000 of value applied. The Participant's first monthly payment would thus be $34,500 divided by $1,000 and multiplied by $6.57, or $226.67.

     Assume that the Variable Annuity Unit value for the valuation date on which the first payment was due was $1.10. When this is divided into the first monthly payment, the number of Variable Annuity Units represented by that payment is determined to be 206.064. The value of this same number of Variable Annuity Units will be paid in each subsequent month.

     Assume further that the Variable Annuity Unit value is $1.107 for the fourteenth calendar day prior to a subsequent valuation date. The current monthly payment is then determined by multiplying the fixed number of Variable Annuity Units by the current Variable Annuity Unit value or 206.064 times $1.107, which produces a current monthly payment of $228.11.

ITEM 27 -- FINANCIAL STATEMENTS

     The following financial statements of the Fund and the Company appear hereafter:

AMERICAN FIDELITY VARIABLE ANNUITY FUND A Independent Auditors' Report
     Statements of Assets and Liabilities as of December 31, 1997 and 1996 Statements of Operations for the Years Ended December 31, 1997 and 1996 Statements of Changes in Net Assets for the Years Ended December 31, 1997 and 1996
     Schedule of Portfolio Investments as of December 31, 1997
     Financial Highlights for the Five Years Ended December 31, 1997
     Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES
     Independent Auditors' Report
     Consolidated Balance Sheets as of December 31, 1997 and 1996
     Consolidated Statements of Income for the Years Ended December 31, 1997, 1996 and 1995
     Consolidated Statements of Stockholder's Equity for the Years Ended December 31, 1997, 1996 and 1995
     Consolidated Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and 1995
     Notes to Consolidated Financial Statements

     Schedule III -- Business Segment Information


     Schedule IV -- Reinsurance

                          INDEPENDENT AUDITORS' REPORT

Board of Managers and Contract Owners
American Fidelity Variable Annuity Fund A:

     We have audited the accompanying statements of assets and liabilities of American Fidelity Variable Annuity Fund A (the Fund) as of December 31, 1997 and 1996, and the related statements of operations and changes in net assets for the years then ended, the financial highlights for each of the years in the five-year period ended December 31, 1997, and the Schedule of Portfolio Investments as of December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 and 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Variable Annuity Fund A as of December 31, 1997 and 1996, the results of its operations and changes in its net assets for the years then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                            Oklahoma City, Oklahoma
                                            January 16, 1998

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1997 AND 1996

                                     ASSETS

                                                                  1997           1996
                                                              ------------    -----------
Investments, at market value (cost $85,275,367 and
  $66,094,445 in 1997 and 1996, respectively)...............  $136,542,104    $98,234,687
Cash........................................................       327,520        469,711
Accrued interest and dividends..............................       220,927        191,430
                                                              ------------    -----------
          Total assets......................................   137,090,551     98,895,828

                                       LIABILITIES

Payable to broker...........................................            --         66,429
                                                              ------------    -----------
          Total liabilities.................................            --         66,429
                                                              ------------    -----------
Net assets..................................................  $137,090,551    $98,829,399
                                                              ============    ===========
Accumulation units outstanding..............................     7,043,575      6,443,056
                                                              ============    ===========
Net asset value per unit....................................  $    19.4632    $   15.3389
                                                              ============    ===========

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                               -----------    ----------
Investment income:
  Income:
     Dividends..............................................   $ 1,954,633     1,538,540
     Interest...............................................       271,265       201,294
                                                               -----------    ----------
                                                                 2,225,898     1,739,834
                                                               -----------    ----------
  Expenses:
     Mortality and expense guaranty fees (note 3)...........     1,148,308       809,048
     Investment management fees (note 3)....................       598,077       353,001
                                                               -----------    ----------
                                                                 1,746,385     1,162,049
                                                               -----------    ----------
          Net investment income.............................       479,513       577,785
                                                               -----------    ----------
Realized gains on investments:
  Proceeds from sales.......................................    31,160,087    31,697,825
  Cost of securities sold...................................    23,009,137    27,483,951
                                                               -----------    ----------
          Net realized gains................................     8,150,950     4,213,874
                                                               -----------    ----------
Unrealized appreciation on investments:
  End of year...............................................    51,266,737    32,140,242
  Beginning of year.........................................    32,140,242    17,459,492
                                                               -----------    ----------
          Increase in unrealized appreciation...............    19,126,495    14,680,750
                                                               -----------    ----------
          Net increase in net assets resulting from
             operations.....................................   $27,756,958    19,472,409
                                                               ===========    ==========

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                   1997           1996
                                                               ------------    ----------
Increase in net assets from operations:
  Net investment income.....................................   $    479,513       577,785
  Net realized gains on investments.........................      8,150,950     4,213,874
  Increase in unrealized appreciation on investments........     19,126,495    14,680,750
                                                               ------------    ----------
          Net increase in net assets resulting from
            operations......................................     27,756,958    19,472,409
                                                               ------------    ----------
Changes from principal transactions:
  Net purchase payments received (note 3)...................     21,031,010    15,914,163
  Withdrawal of funds.......................................    (10,526,816)   (9,709,707)
                                                               ------------    ----------
          Increase in net assets derived from principal
            transactions....................................     10,504,194     6,204,456
                                                               ------------    ----------
          Increase in net assets............................     38,261,152    25,676,865
Net assets:
  Beginning of year.........................................     98,829,399    73,152,534
                                                               ------------    ----------
  End of year...............................................   $137,090,551    98,829,399
                                                               ============    ==========
Accumulation units:
  Outstanding, beginning of year............................      6,443,056     5,996,795
     Increase for payments received.........................      1,190,147     1,159,575
     Decrease for withdrawal of funds.......................       (589,628)     (713,314)
                                                               ------------    ----------
  Outstanding, end of year..................................      7,043,575     6,443,056
                                                               ============    ==========

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                             MARKET VALUE
                                                                      --------------------------
                                                        SHARES OR                     PERCENTAGE
                                                        PRINCIPAL                       OF NET
                                                          AMOUNT         AMOUNT         ASSETS
                                                        ----------    ------------    ----------
Common stocks:
  Chemicals and Allied Products:
     Avery-Dennison Corporation.......................      84,400    $  3,776,900
     Pfizer, Inc......................................      43,800       3,265,816
     Johnson & Johnson................................      44,000       2,898,500
     Novartis AG-ADR**................................      23,000       1,863,000
     Proctor & Gamble Company.........................      22,600       1,803,751
     Merck & Company, Inc.............................      11,700       1,243,125
     American Home Products Corporation...............      16,000       1,224,000
     Abbott Laboratories..............................      16,800       1,101,442
     Eli Lilly and Company............................      12,800         891,200
     DuPont...........................................      14,400         864,893
                                                                      ------------
                                                                        18,932,627       13.81%
                                                                      ------------
  Business Services:
     Interpublic Group of Companies...................      66,450       3,310,007
     Cisco Systems, Inc.*.............................      59,250       3,303,188
     Automatic Data Processing........................      34,000       2,086,750
     Computer Associates..............................      25,800       1,364,175
     Reuters Holdings PLC ADR**.......................      13,000         861,250
     Microsoft Corporation*...........................       5,500         710,875
                                                                      ------------
                                                                        11,636,245        8.49%
                                                                      ------------
  Depository Institutions:
     Citicorp.........................................      16,500       2,086,210
     MBNA.............................................      67,500       1,843,560
     BankAmerica Corporation..........................      20,000       1,460,000
     CoreStates Financial Corporation.................      18,200       1,457,128
     Nationsbank Corporation..........................      19,400       1,179,753
     J.P. Morgan & Company............................      10,000       1,128,750
     Wachovia Corporation.............................      13,500       1,095,188
     Regions Financial Corporation....................      17,600         742,491
                                                                      ------------
                                                                        10,993,080        8.02%
                                                                      ------------
  Insurance Carriers:
     American International Group.....................      39,150       4,257,562
     AFLAC, Inc.......................................      59,775       3,055,997
     Allstate Corporation.............................      21,000       1,908,375
                                                                      ------------
                                                                         9,221,934        6.73%
                                                                      ------------

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                             MARKET VALUE
                                                                      --------------------------
                                                        SHARES OR                     PERCENTAGE
                                                        PRINCIPAL                       OF NET
                                                          AMOUNT         AMOUNT         ASSETS
                                                        ----------    ------------    ----------
  Petroleum and Coal Products:
     Royal Dutch Petroleum............................      61,200    $  3,316,244
     Texaco, Inc......................................      55,200       3,001,500
     Exxon Corporation................................      36,000       2,202,732
                                                                      ------------
                                                                         8,520,476        6.22%
                                                                      ------------
  Electronic and Other Electric Equipment:
     General Electric Company.........................      72,500       5,319,687
     Intel Corporation................................      41,600       2,922,400
                                                                      ------------
                                                                         8,242,087        6.01%
                                                                      ------------
  Food and Kindred Products:
     The Coca-Cola Company............................      49,200       3,277,950
     Sara Lee Corporation.............................      44,000       2,477,728
     Ralston Purina...................................      23,900       2,221,194
                                                                      ------------
                                                                         7,976,872        5.82%
                                                                      ------------
  Holding and Other Investment Offices:
     Wells Fargo & Company............................       7,100       2,410,003
     First Industrial Realty Trust....................      28,000       1,011,500
     Mack-Cali Realty Corporation.....................      20,400         836,400
     Meditrust........................................      18,744         686,499
     Felcor Suite Hotels, Inc.........................      17,300         614,150
     Federal Realty Investment Trust..................      22,300         574,225
                                                                      ------------
                                                                         6,132,777        4.47%
                                                                      ------------
  Industrial Machinery and Equipment:
     Hewlett-Packard Company..........................      36,600       2,287,500
     International Business Machines Corporation......      14,000       1,463,868
     Baker Hughes, Inc................................      32,200       1,404,725
     United Technologies..............................      10,000         728,120
                                                                      ------------
                                                                         5,884,213        4.29%
                                                                      ------------
  Communications:
     Bell Atlantic Corporation........................      16,896       1,537,536
     SBC Communications, Inc..........................      18,800       1,377,100
     Ameritech........................................      16,700       1,344,350
     Bellsouth Corporation............................      15,000         844,680
                                                                      ------------
                                                                         5,103,666        3.72%
                                                                      ------------
  Electric, Gas and Sanitary Services:
     GTE..............................................      34,800       1,818,300
     Teco Energy, Inc.................................      37,500       1,054,688
     Duke Energy Company..............................      16,000         886,000
     Texas Utilities..................................      19,500         810,459
                                                                      ------------
                                                                         4,569,447        3.33%
                                                                      ------------

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                             MARKET VALUE
                                                                      --------------------------
                                                        SHARES OR                     PERCENTAGE
                                                        PRINCIPAL                       OF NET
                                                          AMOUNT         AMOUNT         ASSETS
                                                        ----------    ------------    ----------
  Oil & Gas Extraction:
     Diamond Offshore*................................      47,400    $  2,281,125
     Schlumbereger, LTD...............................      26,000       2,093,000
                                                                      ------------
                                                                         4,374,125        3.19%
                                                                      ------------
  Food Stores:
     Safeway, Inc.*...................................      68,600       4,338,950
                                                                      ------------
                                                                         4,338,950        3.16%
                                                                      ------------
  Personal Services:
     Loewen Group, Inc.**.............................      71,000       1,832,652
     H & R Block......................................      34,300       1,537,052
                                                                      ------------
                                                                         3,369,704        2.46%
                                                                      ------------
  Railroad Transportation:
     Burlington Northern/Santa Fe.....................      31,000       2,881,047
                                                                      ------------
                                                                         2,881,047        2.10%
                                                                      ------------
  Miscellaneous Retail:
     Costco, Inc. *...................................      57,700       2,574,862
                                                                      ------------
                                                                         2,574,862        1.88%
                                                                      ------------
  Transportation Equipment:
     Allied Signal, Inc...............................      30,000       1,168,110
     Chrysler Corporation.............................      24,000         844,488
                                                                      ------------
                                                                         2,012,598        1.47%
                                                                      ------------
  Non-Depository Institutions:
     Federal National Mortgage Association............      34,400       1,962,933
                                                                      ------------
                                                                         1,962,933        1.43%
                                                                      ------------
  Motion Pictures:
     Disney (Walt) Company............................      19,200       1,901,990
                                                                      ------------
                                                                         1,901,990        1.39%
                                                                      ------------
  Radio, TV and Computer Stores:
     Circuit City Stores..............................      53,000       1,884,786
                                                                      ------------
                                                                         1,884,786        1.37%
                                                                      ------------
  Miscellaneous Manufacturing Industries:
     Tiffany & Company................................      47,200       1,702,126
                                                                      ------------
                                                                         1,702,126        1.24%
                                                                      ------------
  Hotels and Other Lodging Places:
     Mirage Resorts, Inc. *...........................      61,800       1,405,950
                                                                      ------------
                                                                         1,405,950        1.03%
                                                                      ------------
  Fabricated Metal Products:
     The Gillette Company.............................      13,800       1,386,031
                                                                      ------------
                                                                         1,386,031        1.01%
                                                                      ------------

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                             MARKET VALUE
                                                                      --------------------------
                                                        SHARES OR                     PERCENTAGE
                                                        PRINCIPAL                       OF NET
                                                          AMOUNT         AMOUNT         ASSETS
                                                        ----------    ------------    ----------
  Primary Metal Industries:
     Englehard Corporation............................      58,000    $  1,007,750
                                                                      ------------
                                                                         1,007,750        0.73%
                                                                      ------------
  Health Services:
     Phycor, Inc......................................      19,000         513,000
     MedPartners, Inc.*...............................      21,000         469,875
                                                                      ------------
                                                                           982,875        0.72%
                                                                      ------------
  Eating and Drinking Places:
     McDonald's Corporation...........................      16,000         764,000
                                                                      ------------
                                                                           764,000        0.56%
                                                                      ------------
  General Merchandise:
     Wal-Mart Corporation.............................      16,200         638,879
                                                                      ------------
                                                                           638,879        0.47%
                                                                      ------------
  Building Materials and Gardening Supplies:
     Home Depot, Inc..................................      10,500         618,188
                                                                      ------------
                                                                           618,188        0.45%
                                                                      ------------
  Paper & Allied Products:
     Kimberly Clark Corporation.......................       3,300         162,730
                                                                      ------------
                                                                           162,730        0.12%
                                                                      ------------      ------
          Total common stocks (cost $79,916,211)......                 131,182,948       95.69%
                                                                      ------------      ------
Short-term investments:
  Associates Corporation of North America Master Note
     Fltg (5.57% at December 31, 1997)................  $4,395,744       4,395,744
  U.S. Treasury Bill (5.2% maturing December 10,
     1998)............................................  $  500,000         475,083
  U.S. Treasury Bill (5.2% maturing June 11, 1998)....  $  500,000         488,329
                                                                      ------------
          Total short-term investments................                   5,359,156        3.91%
                                                                      ------------      ------
          Total investments (cost $85,275,367)........                 136,542,104       99.60%
          Other assets and liabilities, net...........                     548,447        0.40%
                                                                      ------------      ------
          Total net assets............................                $137,090,551      100.00%
                                                                      ============      ======

---------------

*  Presently not producing dividend income

** Foreign investments

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                              FINANCIAL HIGHLIGHTS

                                          PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES
                                   --------------------------------------------------------------
                                                      YEARS ENDED DECEMBER 31,
                                   --------------------------------------------------------------
                                      1997         1996         1995         1994         1993
                                   ----------   ----------   ----------   ----------   ----------
Investment income and expenses:
  Investment income..............  $    .3284   $    .2817   $    .2163   $    .2105   $    .2113
  Operating expenses.............       .2576        .1882        .1364        .1193        .1180
                                   ----------   ----------   ----------   ----------   ----------
          Net investment
            income...............       .0708        .0935        .0799        .0912        .0933
Capital changes:
  Net realized and unrealized
     gains (losses) from
     securities..................      4.0535       3.0468       3.0251       (.7066)       .5074
                                   ----------   ----------   ----------   ----------   ----------
  Net increase (decrease) in
     accumulation unit value.....      4.1243       3.1403       3.1050       (.6154)       .6007
  Accumulation unit value,
     beginning of period.........     15.3389      12.1986       9.0936       9.7090       9.1083
                                   ----------   ----------   ----------   ----------   ----------
          Accumulation unit
            value,
            end of period........  $  19.4632   $  15.3389   $  12.1986   $   9.0936   $   9.7090
                                   ==========   ==========   ==========   ==========   ==========
Number of accumulation units
  outstanding, end of period.....   7,043,575    6,443,056    5,996,795    5,615,645    5,113,999
                                   ==========   ==========   ==========   ==========   ==========
Ratios:
  Ratio of expenses to average
     net assets..................      1.4603%      1.3777%      1.2880%      1.2826%      1.2783%
  Ratio of net investment income
     to average net assets.......       .4042%       .6850%       .7542%       .9797%      1.0110%
  Portfolio turnover rate........        26.6%        36.9%        66.1%        43.5%        51.2%
  Average commission rate paid...  $    .0619   $    .0636   $    .0551

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  General

     American Fidelity Variable Annuity Fund A (the Fund) is a separate account of American Fidelity Assurance Company (AFA). The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The purpose of the Fund is to provide a means of investing for supplemental retirement income. Shares are only available in connection with variable annuity policies issued by AFA.

     The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

  Investments

     Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from the Fund's primary broker. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

     The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

     Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the specific-identification basis.

     Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange expenses (gains or losses) incurred by investment in such securities are paid by the Fund. The Fund does not expect these costs to be significant.

  Income Taxes

     The Fund is not taxed separately because the operations of the Fund are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. The Fund's net increase in net assets from operations is not expected to result in taxable income under present regulations. The Fund will not be taxed as a "Regulated Investment Company" under Subchapter "M" of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

(2) INVESTMENTS

     The aggregate dollar amount of investment purchases (exclusive of short-term investments) was $39,825,220 and $34,924,178 for the years ended December 31, 1997 and 1996, respectively. At December 31, 1997, net unrealized appreciation on investments of $51,266,737, was composed of gross appreciation of $52,797,920 and gross depreciation of $1,531,183.

(3) VARIABLE ANNUITY CONTRACTS

     Net purchase payments received represent gross payments less deductions of $803,592 and $578,837 for the years ended December 31, 1997 and 1996, respectively. The deductions are comprised of sales and administrative expenses, minimum death benefits, administrative charges, and certificate issuance fees. These deductions were paid to AFA.

     AFA acts as the Fund's investment manager and assumes certain mortality and expense risks under the variable annuity contracts. Investment management fees are equal to .0013698% of the Fund's daily net assets (.5% per annum). Mortality and expense guaranty fees are equal to .0026308% of the Fund's daily net assets (.96025% per annum). Such fees were paid to AFA.

     During the accumulation period, contract owners may partially or totally withdraw from the Fund by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units.

(4) ANNUITY RESERVES

     Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from zero to 5 percent, as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses the Fund. At December 31, 1997 and 1996, there were no contract owners who had elected the variable annuity method of payout. Accordingly, the Fund held no annuity reserves at December 31, 1997 and 1996.

(5) SUBSEQUENT EVENT

     In 1998, AFA and the Fund intend to implement a reorganization plan whereby the Fund will become a unit investment trust and exchange its assets solely for shares of a new management investment company formed by AFA. The reorganization is subject to approval by contract owners of the Fund and to regulatory approvals.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
American Fidelity Assurance Company:

     We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

     Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

March 16, 1998

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                     ASSETS

                                                                 1997         1996
                                                              ----------   ----------
Investments:
  Fixed maturities held-to-maturity, at amortized cost (fair value $241,863 and $251,034 in 1997 and 1996,
     respectively)..........................................  $  234,799   $  251,944
  Fixed maturities available-for-sale, at fair value
     (amortized cost of $622,712 and $551,856 in 1997 and
     1996, respectively)....................................     642,577      559,121
  Equity securities, at fair value:
     Common stocks (cost $11,023 and $9,692 in 1997 and
      1996, respectively)...................................      11,736       12,046
  Mortgage loans on real estate, net........................     135,122      130,508
  Investment real estate, at cost (less accumulated
     depreciation of $1,350 and $7,047 in 1997 and 1996,
     respectively)..........................................       9,070       18,954
  Policy loans..............................................       8,668        8,359
  Short-term and other investments..........................      20,770       12,763
                                                              ----------   ----------
                                                               1,062,742      993,695
                                                              ----------   ----------
Cash........................................................       8,427       15,962
Accrued investment income...................................      14,357       14,248
Accounts receivable:
  Uncollected premiums......................................      20,571       21,665
  Reinsurance receivable....................................      57,503       36,794
  Other.....................................................      15,248       12,341
                                                              ----------   ----------
                                                                  93,322       70,800
                                                              ----------   ----------
Deferred policy acquisition costs...........................     177,737      162,497
Other assets................................................       5,761        6,954
Separate account assets.....................................     137,090       98,896
                                                              ----------   ----------
          Total assets......................................  $1,499,436   $1,363,052
                                                              ==========   ==========

                        LIABILITIES AND STOCKHOLDER'S EQUITY

Policy liabilities:
  Reserves for future policy benefits:
     Life and annuity.......................................  $  105,663   $  102,820
     Accident and health....................................     140,530      121,097
  Unearned premiums.........................................       2,686        2,376
  Benefits payable..........................................      35,347       33,178
  Funds held under deposit administration contracts.........     580,499      556,665
  Other policy liabilities..................................      92,144       85,068
                                                              ----------   ----------
                                                                 956,869      901,204
                                                              ----------   ----------
Other liabilities:
  Net deferred income tax liability.........................      59,198       48,278
  General expenses, taxes, licenses and fees payable and
     other liabilities......................................      36,099       34,125
                                                              ----------   ----------
                                                                  95,297       82,403
                                                              ----------   ----------
Notes payable...............................................      50,719       19,839
Separate account liabilities................................     137,090       98,896
                                                              ----------   ----------
          Total liabilities.................................   1,239,975    1,102,342
                                                              ----------   ----------
Stockholder's equity:
  Common stock, par value $10 per share. 250,000 shares
     authorized, issued and outstanding.....................       2,500        2,500
  Additional paid-in capital................................      23,244       19,916
  Net unrealized holding gain on investments
     available-for-sale, net of deferred tax expense of
     $7,207 and $3,367 in 1997 and 1996, respectively.......      13,371        6,252
  Retained earnings.........................................     220,346      232,042
                                                              ----------   ----------
          Total stockholder's equity........................     259,461      260,710
Commitments and contingencies (notes 9, 10, 11, 13 and 14)
                                                              ----------   ----------
          Total liabilities and stockholder's equity........  $1,499,436   $1,363,052
                                                              ==========   ==========

          See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               1997        1996        1995
                                                             --------    --------    --------
Revenues:
  Premiums:
     Life and annuity......................................  $ 25,282    $ 24,187    $ 24,514
     Accident and health...................................   181,944     166,057     156,960
                                                             --------    --------    --------
                                                              207,226     190,244     181,474
  Net investment income....................................    69,175      67,502      65,326
  Other....................................................    13,190      11,250      12,190
                                                             --------    --------    --------
          Total revenues...................................   289,591     268,996     258,990
                                                             --------    --------    --------
Benefits:
  Benefits paid or provided:
     Life and annuity......................................    18,045      18,539      18,849
     Accident and health...................................   105,594      93,858      74,219
  Interest credited to funded contracts....................    30,207      28,386      27,635
  Increase in reserves for future policy benefits:
     Life and annuity (net of increase (decrease) in
       reinsurance reserves ceded of $55, $(3), and $53 in
       1997, 1996, and 1995, respectively).................     2,788       4,336       4,619
     Accident and health (net of increase (decrease) in
       reinsurance reserves ceded of $9,838, $6,704, and
       $(250), in 1997, 1996, and 1995, respectively)......    10,250      13,259      15,535
                                                             --------    --------    --------
                                                              166,884     158,378     140,857
                                                             --------    --------    --------
Expenses:
  Selling costs............................................    56,835      47,105      48,784
  Other operating, administrative and general expenses.....    43,241      44,942      42,586
  Taxes, other than federal income taxes, and licenses and
     fees..................................................     7,251       6,535       6,250
  Increase in deferred policy acquisition costs............   (15,240)    (10,082)    (11,902)
                                                             --------    --------    --------
                                                               92,087      88,500      85,718
                                                             --------    --------    --------
     Total benefits and expenses...........................   258,971     246,878     226,575
                                                             --------    --------    --------
     Income before income taxes............................    30,620      22,118      32,415
Income taxes:
  Current..................................................     2,680       4,421      10,443
  Deferred.................................................     5,802       4,650         554
                                                             --------    --------    --------
                                                                8,482       9,071      10,997
                                                             --------    --------    --------
     Net income............................................  $ 22,138    $ 13,047    $ 21,418
                                                             ========    ========    ========
Basic net income per share.................................  $  88.55    $  52.19    $  85.67
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                 (IN THOUSANDS)

                                                                               NET
                                                              ADDITIONAL    UNREALIZED
                                                    COMMON     PAID-IN       HOLDING      RETAINED
                                                    STOCK      CAPITAL         GAIN       EARNINGS
                                                    ------    ----------    ----------    --------
Balance at December 31, 1994......................  $2,500      13,633           949      201,777
Net income........................................     --           --            --       21,418
Investments transferred to available for-sale, net
  of deferred taxes...............................     --           --         8,828           --
Increase in unrealized holding gain, net of
  deferred taxes..................................     --           --         6,251           --
Capital contributed by parent on sale of AFI......     --        4,085            --           --
                                                    ------      ------        ------      -------
Balance at December 31, 1995......................  2,500       17,718        16,028      223,195
Net income........................................     --           --            --       13,047
Decrease in unrealized holding gain, net of
  deferred taxes..................................     --           --        (9,776)          --
Capital contributed by parent.....................     --        2,198            --           --
Dividends.........................................     --           --            --       (4,200)
                                                    ------      ------        ------      -------
Balance at December 31, 1996......................  2,500       19,916         6,252      232,042
Net income........................................     --           --            --       22,138
Increase in unrealized holding gain, net of
  deferred taxes..................................     --           --         7,119           --
Capital contributed by parent.....................     --        3,328            --           --
Dividends.........................................     --           --            --      (33,834)
                                                    ------      ------        ------      -------
Balance at December 31, 1997......................  $2,500      23,244        13,371      220,346
                                                    ======      ======        ======      =======

          See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                 (IN THOUSANDS)

                                                              1997        1996        1995
                                                            ---------   ---------   ---------
Cash flows from operating activities:
  Net income..............................................  $  22,138   $  13,047   $  21,418
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Provision for depreciation on investment real
       estate.............................................        653         935         876
     Accretion of discount on investments.................       (546)       (469)       (605)
     Realized gains on investments........................     (1,823)     (1,793)     (2,423)
     Increase in deferred policy acquisition costs........    (15,240)    (10,082)    (11,902)
     Increase in accrued investment income................       (218)       (478)     (1,819)
     (Increase) decrease in accounts receivable...........    (23,254)    (15,006)        847
     Increase in policy liabilities.......................     56,043      36,130      66,489
     Increase in general expenses, taxes, licenses and
       fees payable and other liabilities.................      2,656       4,257         256
     Deferred income taxes................................      5,802       4,650         554
     Other................................................        949         840         471
                                                            ---------   ---------   ---------
          Total adjustments...............................     25,022      18,984      52,744
                                                            ---------   ---------   ---------
          Net cash provided by operating activities.......     47,160      32,031      74,162
                                                            ---------   ---------   ---------
Cash flows from investing activities:
  Sale, maturity or repayment of investments:
     Fixed maturities held-to-maturity....................     20,940      26,867      73,984
     Fixed maturities available-for-sale..................    133,727     166,678      36,640
     Equity securities....................................     11,673       5,708       5,635
     Mortgage loans on real estate........................     20,200      15,736      12,426
     Real estate..........................................      9,221       9,101       7,677
  Net (increase) decrease in short-term and other
     investments..........................................    (11,013)     (3,416)      3,283
  Purchase of investments:
     Fixed maturities held-to-maturity....................     (4,349)    (45,961)    (60,439)
     Fixed maturities available-for-sale..................   (211,464)   (171,753)   (164,417)
     Equity securities....................................    (19,489)     (4,580)     (4,249)
     Mortgage loans on real estate........................    (24,793)    (24,671)    (14,328)
     Real estate..........................................     (1,403)       (907)     (2,820)
     Policy loans, net....................................       (309)       (194)       (305)
  Cash received from sale of AFI to AFC, net of cash
     transferred..........................................         --          --      21,005
                                                            ---------   ---------   ---------
          Net cash used in investing activities...........    (77,059)    (27,392)    (85,908)
                                                            ---------   ---------   ---------
Cash flows from financing activities:
  Dividends paid to parent................................    (14,156)     (4,200)         --
  Capital contribution from parent........................      3,328          --       4,085
  Proceeds from notes payable.............................    109,775       9,075       7,095
  Repayment of notes payable..............................    (76,583)     (8,278)     (5,849)
                                                            ---------   ---------   ---------
          Net cash provided by (used in) financing
            activities....................................     22,364      (3,403)      5,331
                                                            ---------   ---------   ---------
Net (decrease) increase in cash...........................     (7,535)      1,236      (6,415)
Cash at beginning of year.................................     15,962      14,726      21,141
                                                            ---------   ---------   ---------
Cash at end of year.......................................  $   8,427   $  15,962   $  14,726
                                                            =========   =========   =========

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                                                              1997        1996        1995
                                                            ---------   ---------   ---------
Supplemental disclosure of cash flow information:
  Cash paid during the year for:
     Interest on notes payable............................  $   2,076   $   1,340   $   1,478
                                                            =========   =========   =========
     Federal income taxes.................................  $   4,800   $   7,100   $  12,500
                                                            =========   =========   =========
Supplemental disclosure of noncash investing activities:
  Change in unrealized holding gain on investments
     available-for-sale, net of deferred tax expense
     (benefit) of $3,840, $(6,289), and $15,554, in 1997,
     1996, and 1995, respectively.........................  $   7,119   $  (9,776)  $  15,079
                                                            =========   =========   =========
  Investments transferred to available-for-sale...........  $      --   $      --   $ 300,850
                                                            =========   =========   =========
Supplemental disclosure of noncash financing activities:
  Capital contribution from parent through forgiveness of
     deferred tax liability...............................  $      --   $   2,198   $      --
                                                            =========   =========   =========
  Amounts transferred to Parent through dividend of common
     stock of affiliated companies:
     Fixed maturities.....................................  $   8,567   $      --   $      --
                                                            =========   =========   =========
     Real estate, net.....................................  $   2,632   $      --   $      --
                                                            =========   =========   =========
     Short-term and other investments.....................  $   3,006   $      --   $      --
                                                            =========   =========   =========
     Accounts receivable..................................  $     732   $      --   $      --
                                                            =========   =========   =========
     Accrued investment income............................  $     109   $      --   $      --
                                                            =========   =========   =========
     Other assets.........................................  $     241   $      --   $      --
                                                            =========   =========   =========
     Policy liabilities...................................  $     378   $      --   $      --
                                                            =========   =========   =========
     Notes payable........................................  $   2,312   $      --   $      --
                                                            =========   =========   =========
     Deferred tax liability...............................  $     683   $      --   $      --
                                                            =========   =========   =========
     Other liabilities....................................  $     682   $      --   $      --
                                                            =========   =========   =========
  Amounts transferred to Parent through dividend of common
     stock of non-affiliated companies:
     Common stock.........................................  $   6,485   $      --   $      --
                                                            =========   =========   =========
     Deferred tax liability assumed by the Company........  $  (1,961)  $      --   $      --
                                                            =========   =========   =========

          See accompanying notes to consolidated financial statements.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       DECEMBER 31, 1997, 1996, AND 1995

(1) SIGNIFICANT ACCOUNTING POLICIES

  Business

     American Fidelity Assurance Company (AFA or the Company) and subsidiaries provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The principal subsidiary of AFA for the years ended December 31, 1996 and 1995, is Security General Life Insurance Company (SGLI), a life insurance company. The Company and its insurance subsidiaries are subject to state insurance regulations and periodic examinations by state insurance departments.

     AFA is licensed in 49 states and the District of Columbia with approximately 34% of direct premiums written in Oklahoma, Texas, and Georgia. AFA is represented by approximately 235 salaried managers and agents, and over 3,500 brokers. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Group Division (AGD) and American Fidelity Educational Services (AFES). AGD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with ancillary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accidental death and dismemberment. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Brokerage Division in developing products to meet special situations and focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability.

     A significant portion of the Company's business consists of group and individual annuities. The Company's earnings related to these products are impacted by conditions in the overall interest rate environment. Additionally, the Company has taken measures to reduce its involvement with major medical products in order to concentrate on its more profitable lines of business.

  Basis of Presentation and Principles of Consolidation

     The consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments. (See note 2.) The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

  Use of Estimates

     Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates. Principal estimates that could change in the future are the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

INVESTMENTS

     Management determines the appropriate classification of investments at the time of purchase. If management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity, they are classified as held-to-maturity and carried at amortized cost. Investments to be held for indefinite periods of time and not intended to be held-to-maturity are classified as available-for-sale and carried at fair value. Fair value of investments available-for-sale are based on quoted market prices.

     The effect of any unrealized holding gains or losses on securities available-for-sale are reported as a separate component of stockholder's equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer.

     Fixed maturities held-to-maturity and short-term investments (bonds, notes, and redeemable preferred stocks) are reported at cost, adjusted for amortization of premium or accretion of discount because it is management's intent to hold these investments to maturity. Equity securities (common and nonredeemable preferred stocks) are reported at current fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investment in real estate is carried at cost less accumulated depreciation. Investment in real estate, excluding land, is depreciated on a straight-line basis using estimated lives ranging from 6 to 35 years. Policy loans are reported at the unpaid balance.

     Realized gains or losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

     Because the Company's primary business is in the insurance industry, the Company holds a significant amount of assets that are matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

     The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term investments. The Company's portfolio does not include any fixed maturities that are low investment-grade and have a high-yield ("junk bonds"). The Company limits its risks by investing in fixed maturities and equity securities of rated companies; mortgage loans adequately collateralized by real estate; selective real estate supported by appraisals; and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States government.

     The Company periodically reviews its investment portfolio to determine if allowances for possible losses are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, and other valuation information. While management believes that the allowances are adequate, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments to the losses based upon available information and judgments of the regulatory examiners at the time of their examination.

  Recognition of Premium Revenue and Costs

     Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

     Revenues from most universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

  Policy Acquisition Costs

     The Company defers costs which vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium paying period of the policies based on the Company's experience. Deferred policy acquisition costs are subject to recoverability testing at time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable.

  Policy Liabilities

     Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

     Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company's best estimate of the ultimate value, the actual results may vary from these values in either direction.

  Reinsurance

     The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" (Statement 113). Statement 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

  Income Taxes

     Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Equipment

     Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of 3 to 10 years. Additions, renewals, and betterments are capitalized. Expenditures for software, maintenance, and repairs generally are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated and any related gain or loss is included in income.

  Separate Account

     The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Variable Annuity Fund A (the Fund). The Fund is an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of the Fund are segregated from the Company's assets. The Fund's assets primarily consist of equity securities, cash, and cash equivalents. The Company acts as investment manager of the Fund, assumes certain expense risks, and provides sales and administrative services.

  Basic Net Income Per Share

     Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 1997, 1996, and 1995, the weighted average number of shares was 250,000. There are no dilutive securities outstanding.

  Reclassifications

     Certain prior year amounts have been reclassified to be consistent with the current year presentation.

(2) STATUTORY FINANCIAL INFORMATION

     The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from financial statements prepared on the basis of generally accepted accounting principles. The Company reported statutory net income for the years ended December 31, 1997 (unaudited), 1996, and 1995, of approximately $16,276,000, $13,227,000, and $30,510,000, respectively. The Company reported statutory capital and surplus at December 31, 1997 (unaudited) and 1996, of approximately $119,523,000 and $146,033,000, respectively.

     Retained earnings of the Company and its insurance subsidiaries are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company or an insurance subsidiary are generally limited to the greater of (a) 10% of statutory capital and surplus, or
(b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year.

     The Oklahoma Insurance Department has adopted risk based capital (RBC) requirements for life insurance companies. These requirements are applicable to the Company and its principal subsidiary, SGLI.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

     The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the company's total adjusted capital (TAC) to its ACLC. TAC is equal to statutory capital, plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

     At December 31, 1997 and 1996, the statutory TAC of the Company significantly exceeds the level requiring corrective action. At December 31, 1996, the statutory TAC of SGLI significantly exceeded the level requiring corrective action.

(3) INVESTMENTS

     Investment income for the years ended December 31 is summarized below (in thousands):

                                                          1997       1996       1995
                                                        --------    -------    ------
Interest on fixed maturities..........................  $ 61,556     58,271    53,931
Dividends on equity securities........................        25         44       139
Interest on mortgage loans............................    12,091     11,747    11,543
Investment real estate income.........................     2,285      3,295     4,055
Interest on policy loans..............................     1,411      1,281     1,200
Interest on short-term investments....................       244        120       571
Net realized gains on investments.....................     1,823      1,793     2,423
Other.................................................       787      1,186     1,071
                                                        --------    -------    ------
                                                          80,222     77,737    74,933
Less investment expenses..............................   (11,047)   (10,235)   (9,607)
                                                        --------    -------    ------
Net investment income.................................  $ 69,175     67,502    65,326
                                                        ========    =======    ======

     Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

                                         1997                    1996                    1995
                                 ---------------------   ---------------------   ---------------------
                                 REALIZED   UNREALIZED   REALIZED   UNREALIZED   REALIZED   UNREALIZED
                                 --------   ----------   --------   ----------   --------   ----------
Fixed maturities
  held-to-maturity.............   $  173          --      (1,127)         --         581          --
Fixed maturities available-
  for-sale.....................      449      12,600         573     (19,051)        271      31,529
Equity securities..............       --      (1,641)         27       2,986         611        (896)
Real estate....................    1,219          --       2,398          --       1,436          --
Mortgage loans.................      (15)         --         (68)         --        (196)         --
Other..........................       (3)         --         (10)         --        (280)         --
                                  ------     -------      ------     -------      ------     -------
                                  $1,823      10,959       1,793     (16,065)      2,423      30,633
                                  ======     =======      ======     =======      ======     =======

     Included in the above realized gains (losses) is the increase (decrease) in the allowance for possible losses on mortgage loans of $16,000, $(790,000), and $235,000 in 1997, 1996, and 1995, respectively, and the increase in the allowance for losses on investment real estate of $117,000 in 1996. In addition, the Company

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES realized net gains (losses) of approximately $1,000, and $(11,000) during 1996, and 1995, respectively, on investments in fixed maturities that were called or prepaid.

     In December 1995, the Company transferred investments with an estimated fair value and an amortized cost of approximately $300,850,000 and $287,269,000, respectively, from the held to-maturity portfolio to the available-for-sale portfolio at their estimated fair value in response to the guidance included in the Financial Accounting Standards Board Special Report, "A Guide to Implementation of Statement 115." This guidance offered a one-time reassessment opportunity, without calling into question the intent of the Company to hold other securities to maturity in the future. At the date of transfer, the net unrealized gain on the transferred securities was approximately $13,581,000 and was included as an increase in stockholder's equity, net of deferred taxes.

  Held-to-Maturity

     The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity are as follows (in thousands):

                                                          DECEMBER 31, 1997
                                          --------------------------------------------------
                                                         GROSS         GROSS       ESTIMATED
                                          AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                                            COST         GAINS         LOSSES        VALUE
                                          ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies..............................  $  9,001         659             --         9,660
Corporate securities....................   131,251       4,826           (354)      135,723
Mortgage-backed securities..............    94,547       2,037           (104)       96,480
                                          --------       -----         ------       -------
          Totals........................  $234,799       7,522           (458)      241,863
                                          ========       =====         ======       =======

                                                          DECEMBER 31, 1996
                                          --------------------------------------------------
                                                         GROSS         GROSS       ESTIMATED
                                          AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                                            COST         GAINS         LOSSES        VALUE
                                          ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies..............................  $  9,925         365             --        10,290
Corporate securities....................   142,209       1,078         (2,271)      141,016
Mortgage-backed securities..............    99,810       1,146         (1,228)       99,728
                                          --------       -----         ------       -------
          Totals........................  $251,944       2,589         (3,499)      251,034
                                          ========       =====         ======       =======

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of investments in fixed maturities held-to-maturity at December 31 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       1997
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due after one year through five years.......................  $ 11,635       11,878
Due after five years through ten years......................    45,957       47,624
Due after ten years.........................................    82,660       85,881
                                                              --------      -------
                                                               140,252      145,383
Mortgage-backed securities..................................    94,547       96,480
                                                              --------      -------
                                                              $234,799      241,863
                                                              ========      =======

     Proceeds from sales of investments in fixed maturities held-to-maturity during 1997, 1996, and 1995 were approximately $9,006,000, $7,948,000, and
$33,685,000, respectively. Gross gains of approximately $173,000, $33,000, and $1,022,000, respectively, were realized on those sales. In 1996 and 1995, gross losses of approximately $1,161,000 and $430,000, respectively, were realized on those sales. In 1997, 1996, and 1995, changes in circumstances caused the Company to change its intent to hold these securities to maturity. These changes primarily consisted of the significant deterioration in the issuers' creditworthiness in 1997, 1996, and 1995.

  Available-for-Sale

     The gross unrealized holding gains on equity securities available-for-sale were $779,000 and $2,369,000 in 1997 and 1996, respectively. Gross unrealized holding losses on equity securities available-for-sale were $66,000 and $15,000 in 1997 and 1996, respectively.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):

                                                          DECEMBER 31, 1997
                                          --------------------------------------------------
                                                         GROSS         GROSS
                                                       UNREALIZED    UNREALIZED    ESTIMATED
                                          AMORTIZED     HOLDING       HOLDING        FAIR
                                            COST         GAINS         LOSSES        VALUE
                                          ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies..............................  $ 89,182        2,249          (65)        91,366
Corporate securities....................   382,599       14,128         (195)       396,532
Mortgage-backed securities..............   150,931        3,909         (161)       154,679
                                          --------       ------         ----        -------
          Totals........................  $622,712       20,286         (421)       642,577
                                          ========       ======         ====        =======

                                                          DECEMBER 31, 1996
                                          --------------------------------------------------
                                                         GROSS         GROSS
                                                       UNREALIZED    UNREALIZED    ESTIMATED
                                          AMORTIZED     HOLDING       HOLDING        FAIR
                                            COST         GAINS         LOSSES        VALUE
                                          ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies..............................  $ 86,884        1,627          (674)       87,837
Corporate securities....................   353,707        7,074        (2,414)      358,367
Mortgage-backed securities..............   111,265        2,135          (483)      112,917
                                          --------       ------        ------       -------
          Totals........................  $551,856       10,836        (3,571)      559,121
                                          ========       ======        ======       =======

     The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       1997
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $ 22,964       23,140
Due after one year through five years.......................   157,919      162,717
Due after five years through ten years......................   202,614      209,128
Due after ten years.........................................    88,284       92,913
                                                              --------      -------
                                                               471,781      487,898
Mortgage-backed securities..................................   150,931      154,679
                                                              --------      -------
                                                              $622,712      642,577
                                                              ========      =======

     Proceeds from sales of investments in fixed maturities available-for-sale were approximately $100,220,000, $136,577,000, and $31,944,000 in 1997, 1996,
and 1995, respectively. Gross gains of approximately $1,152,000, $1,257,000, and $359,000 and gross losses of approximately $703,000, $684,000, and $88,000 were realized on those sales in 1997, 1996, and 1995, respectively.

     At December 31, 1997 and 1996, investments with carrying values of approximately $2,497,000 and $5,282,000, respectively, were on deposit with state insurance departments as required by statute.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(4) FAIR VALUE OF FINANCIAL INSTRUMENTS

     A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:

                                                            1997                      1996
                                                   ----------------------    ----------------------
                                                   CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                                    AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                   --------    ----------    --------    ----------
Financial assets:
  Cash...........................................  $  8,427       8,427       15,962       15,962
  Short-term and other investments...............    20,770      20,770       12,763       12,763
  Accounts receivable............................    35,819      35,819       34,006       34,006
  Accrued investment income......................    14,357      14,357       14,248       14,248
  Reinsurance receivables on paid and unpaid
     benefits....................................    57,503      57,503       36,794       36,794
  Policy loans...................................     8,668       8,668        8,359        8,359
  Fixed maturities held-to-maturity..............   234,799     241,863      251,944      251,034
  Fixed maturities available-for-sale............   642,577     642,577      559,121      559,121
  Equity securities..............................    11,736      11,736       12,046       12,046
  Mortgage loans.................................   135,122     145,763      130,508      137,978
Financial liabilities:
  Certain policy liabilities.....................   639,272     620,976      613,151      596,386
  Other liabilities..............................    36,099      36,099       34,125       34,125
  Notes payable..................................    50,719      51,247       19,839       19,758

 Cash, Short-term and Other Investments, Accounts Receivable, Accrued Investment Income, Reinsurance Receivables on Paid and Unpaid Benefits, and Other Liabilities

     The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.

  Policy Loans

     Policy loans have average interest rates of 6.95% and 6.60% as of December 31, 1997 and 1996, respectively, and have no specified maturity dates. The aggregate fair value of policy loans approximates the carrying value reflected on the consolidated balance sheets. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies which the Company has in force and cannot be valued separately.

  Fixed Maturity Investments

     The fair value of fixed maturity investments is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued.

     The fair value of equity securities investments of the Company is based on bid prices published in financial newspapers or bid quotations received from securities dealers.

  Mortgage Loans

     Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories, and have average net yield rates of 8.70% and

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

8.92% for December 31, 1997 and 1996, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 7.29% and 7.71% for December 31, 1997 and 1996, respectively. These rates reflect the credit and interest rate risk inherent in the loan. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

  Certain Policy Liabilities

     Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities which do not have life contingencies. The fair value of the deposit administration funds is estimated as the cash surrender value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

                                            DECEMBER 31, 1997         DECEMBER 31, 1996
                                          ----------------------    ----------------------
                                          CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                           AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                          --------    ----------    --------    ----------
                                              (IN THOUSANDS)            (IN THOUSANDS)
Funds held under deposit administration
  contracts............................   $580,499      562,961      556,665      540,105
Annuities..............................     58,773       58,015       56,486       56,281

  Notes Payable

     The fair value of the Company's notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are similar to those used for the valuation of the Company's commercial mortgage loan portfolio, except for the Company's notes payable to the Federal Home Loan Bank of Topeka, which are valued using discount rates at or near the carried rates because the notes have relatively short lives or carry the option of conversion to an adjustable rate.

  Limitations

     Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

(5) DEFERRED POLICY ACQUISITION COSTS

     Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the increase in deferred policy acquisition costs, is summarized as follows (in thousands):

                                                       LIFE         ACCIDENT
                                                    AND ANNUITY    AND HEALTH     TOTAL
                                                    -----------    ----------    --------
Year ended December 31, 1997:
  Deferred costs.................................     $ 8,600       $ 28,734     $ 37,334
  Amortization...................................      (5,581)       (16,513)     (22,094)
                                                      -------       --------     --------
  Net increase...................................     $ 3,019       $ 12,221     $ 15,240
                                                      =======       ========     ========
Year ended December 31, 1996:
  Deferred costs.................................       7,088         22,145       29,233
  Amortization...................................      (6,437)       (12,714)     (19,151)
                                                      -------       --------     --------
  Net increase...................................     $   651       $  9,431     $ 10,082
                                                      =======       ========     ========
Year ended December 31, 1995:
  Deferred costs.................................       9,234         17,516       26,750
  Amortization...................................      (3,385)       (11,463)     (14,848)
                                                      -------       --------     --------
  Net increase...................................     $ 5,849       $  6,053     $ 11,902
                                                      =======       ========     ========

(6) RESERVES FOR FUTURE POLICY BENEFITS

     Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (in thousands):

                                                                          INTEREST
                                                 1997        1996        ASSUMPTIONS
                                               --------    --------    ---------------
Life and annuity reserves:
  Issued prior to 1970.......................  $  3,308    $  3,305         4.75%
  Issued 1970 through 1980...................    28,796      28,792    6.75% to 5.25%
  Issued after 1982 (indeterminate premium
     products)...............................       559         530    10.00% to 8.50%
  Issued through 1987 (SGLI acquisition).....     1,360       1,423        11.00%
  Issued 1981 -- 1994 (all other)............    28,018      27,357    8.50% to 7.00%
  Issued after 1994 (all other)..............     2,892       1,701         7.00%
  Life contingent annuities..................    30,894      30,151       Various*
  Group term life waiver of premium disabled
     lives...................................     5,311       5,105         6.00%
  All other life reserves....................     4,525       4,456        Various
                                               --------    --------
                                               $105,663    $102,820
                                               ========    ========

---------------

* These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at these interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates shown.

     Assumptions as to mortality are based on the Company's prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after) and the 1960 Basic Group Table (all group issues).

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

Assumptions for withdrawals are based on the Company's prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

(7) LIABILITY FOR BENEFITS PAYABLE

     The provision for benefits pertaining to prior years did not change significantly in 1997. The provisions for benefits pertaining to prior years decreased in 1996 by approximately $1,850,000 primarily due to the improvement in the loss ratios of life and cancer products.

(8) NOTES PAYABLE

     Notes payable as of December 31 is summarized as follows:

                                                               1997       1996
                                                              -------    -------
                                                                (IN THOUSANDS)
5.91% line of credit, due in 1998, interest due monthly.....  $ 3,500    $ 3,500
5.97% line of credit, due in 1998, interest due monthly.....    5,000      5,000
5.54% line of credit, due in 1998, interest due monthly.....    3,500         --
5.56% line of credit, due in 1998, interest due monthly.....    5,000         --
5.66% line of credit, due in 1999, interest due monthly.....    3,000         --
5.62% line of credit, due in 1999, interest due monthly.....   10,000         --
6.84% line of credit, due in 2000, interest due monthly.....    4,000      4,000
5.81% line of credit, due in 2002, interest due monthly.....   10,000         --
5.78% line of credit, due in 2002, interest due monthly.....    3,000         --
8.4% mortgage loan, due in monthly installments of $22,000
  (including interest) to 2027..............................    2,881      2,902
Other.......................................................      838      2,054
Various notes payable, paid in 1997.........................       --      2,383
                                                              -------    -------
                                                              $50,719    $19,839
                                                              =======    =======

     The promissory notes are guaranteed by AFC. The mortgage loan is secured by a mortgage on other investment real estate. The mortgage loan is also secured by an assignment of the leases on investment real estate.

     AFA has a $50,000,000 line of credit with the Federal Home Loan Bank of Topeka. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $61,954,000 at December 31, 1997. The collateral required for this line of credit at December 31, 1997, was $57,500,000. The pledged securities are held in the Company's name in a custodial account at Bank of Oklahoma to secure current and future borrowings. To participate in this available credit, AFA has purchased 114,916 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $11,491,600 at December 31, 1997.

     The Company has unused lines of credit of $3,000,000 at December 31, 1997.

     Interest expense for the years ended December 31, 1997, 1996, and 1995, totaled approximately $2,076,000, $1,319,000, and $1,482,000, respectively.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Scheduled maturities (excluding interest) of the above indebtedness at December 31, 1997, are as follows (in thousands):

1998...............................................  $17,070
1999...............................................   13,078
2000...............................................    4,084
2001...............................................       92
2002...............................................   13,100
Thereafter.........................................    3,295
                                                     -------
                                                     $50,719
                                                     =======

(9) INCOME TAXES

     Total income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes principally due to the recapture of certain tax reserve benefits on reinsurance recaptured by the ceding company in 1997, loss on the disposition of a subsidiary in 1997, payments made to AFC in 1997 treated as management fees for tax purposes, and the correction of prior year estimates of deferred taxes in 1997 and 1996.

     The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31, are presented below (in thousands):

                                                                1997        1996
                                                              --------    --------
Deferred tax assets:
  Investment real estate....................................  $     --    $    311
  Other investments.........................................       522         428
  Life and health reserves..................................    12,783      12,956
  Other liabilities.........................................        --       1,433
                                                              --------    --------
          Total gross deferred tax assets...................    13,305      15,128
                                                              --------    --------
Deferred tax liabilities:
  Fixed maturities..........................................    (7,602)     (3,010)
  Equity securities.........................................      (250)       (824)
  Deferred policy acquisition costs.........................   (57,151)    (51,937)
  Investment real estate....................................       (39)         --
  Other assets..............................................    (6,863)     (7,635)
  Other liabilities.........................................      (598)         --
                                                              --------    --------
          Total gross deferred tax liabilities..............   (72,503)    (63,406)
                                                              --------    --------
          Net deferred tax liability........................  $(59,198)   $(48,278)
                                                              ========    ========

     Management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets reported on the consolidated balance sheets.

     The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax paying entities. At December 31, 1997 and 1996, other accounts receivable includes income taxes receivable from AFC and other members of the consolidated group of approximately $6,550,000 and $4,988,000, respectively.

     Prior to 1984, life insurance companies were taxed under the 1959 Tax Act on the lesser of taxable income or gain from operations plus one-half of any excess of gain from operations over taxable investment

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES income. The one-half of the excess of the gain from operations was accumulated in a special memorandum tax account known as the "policyholders surplus account"
(PSA). Accumulations at December 31, 1997 were approximately $8,161,000 for AFA. Pursuant to the Tax Reform Act of 1984, the PSA was "frozen" at the December 31, 1983, amount and, accordingly, no further additions to the PSA will be made. These excess amounts in the PSA will become taxable at the regular corporate tax rate, if distributions to stockholders exceed certain stated amounts or if certain criteria are not met. No provision for deferred federal income taxes applicable to the PSA has been made because management is of the opinion that no distribution of the PSA will be made in the foreseeable future.

(10) REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no allowance for uncollectible amounts has been included in the financial statements. At December 31, 1997 and 1996, reinsurance receivables with a carrying value of approximately $18,183,000 and $11,688,000, respectively were associated with two reinsurers.

     During 1997, the Company entered into litigation with one of its reinsurance carriers. The litigation is still in process. Management and legal counsel do not expect the anticipated result to have a material financial impact on the Company.

     Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $500,000 on group life to $250,000 on individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 1997 and 1996, the face amounts of life insurance in force that are reinsured amounted to approximately $307,000,000 (approximately 4.6% of total life insurance in force) and approximately $403,000,000 (approximately 6.3% of total life insurance in force), respectively.

     Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. Retention limits range from $50,000 for individual cancer coverage to $250,000 for major medical coverage.

     The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $(92,731,000), $(83,947,000), and $(76,143,000) for life and accident and health reinsurance ceded, and $416,000, $2,897,000, and $2,750,000 for life and accident and health reinsurance assumed, for the years ended December 31, 1997, 1996 and 1995, respectively.

     Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $72,522,000, $61,730,000, and $52,318,000 for the years ended December 31, 1997, 1996, and 1995, respectively.

     Since 1990, the Company has been involved in a reinsurance agreement with SGLI. This agreement was amended in 1994 which allowed SGLI to cede most of its individual major medical business to an unaffiliated company. This transaction consists of a coinsurance agreement. The transaction was approved by the Oklahoma Insurance Department.

     In 1995, AFA and SGLI entered into an assumption agreement whereby AFA assumed all of SGLI's remaining rights and insurance liability in force. The assumption is pending policyholder approval, as certain states allow as much as three years for policyholders to reject an assumption.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     In 1997, AFA and SGLI entered into an assumption agreement whereby SGLI assumed a small block of life business and a block of stop-loss medical business from AFA.

(11) EMPLOYEE BENEFIT PLANS

     The Company and its subsidiaries participate in a pension plan (the Plan) covering all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

     The Plan's funded status as of December 31 is summarized as follows (in thousands):

                                                               1997       1996
                                                              -------    -------
Actuarial present value of benefit obligation:
  Vested benefits...........................................  $14,455     11,248
  Nonvested benefits........................................    1,850      1,420
                                                              -------    -------
          Total accumulated benefit obligation..............  $16,305    $12,668
                                                              =======    =======
Projected benefit obligation for service rendered to date...   19,466     14,679
Plan assets, at fair value..................................   21,839     16,864
                                                              -------    -------
Plan assets in excess of projected benefit obligation.......    2,373      2,185
Unrecognized transition amount..............................     (298)      (443)
Unrecognized prior service cost due to plan amendment.......      449        521
Unrecognized net loss.......................................      205        370
                                                              -------    -------
Prepaid pension cost included in other assets...............  $ 2,729      2,633
                                                              =======    =======

     In determining the projected benefit obligation, the weighted average assumed discount rate used was 7.0% and 7.5% in 1997 and 1996, respectively. The rate of increase in future salary levels was 5.0% in 1997 and 1996. The expected long-term rate of return on assets used in determining net periodic pension cost was 9.5% in 1997 and 1996. Plan assets are invested in fixed maturities, equity securities, short-term investments and in an unallocated deposit administration contract with the Company.

     Net periodic pension cost for the years ended December 31 included the following (in thousands):

                                                         1997       1996       1995
                                                        -------    -------    -------
Service costs -- benefits earned during period........  $ 1,284    $ 1,237    $ 1,025
Interest cost.........................................    1,193      1,054        919
Return on plan assets.................................   (4,065)    (3,711)    (2,455)
Net amortization and deferral.........................    2,332      2,421      1,366
                                                        -------    -------    -------
Net periodic pension cost.............................  $   744    $ 1,001    $   855
                                                        =======    =======    =======

     The Company participates in a defined contribution thrift and profit sharing plan as provided under section 401(a) of the Internal Revenue Code, which includes the tax deferral feature for employee contributions provided by section 401(k) of the Internal Revenue Code. The Company contributed approximately $881,000, $822,000, and $831,000 to this plan during the years ended December 31, 1997, 1996, and 1995, respectively.

(12) DISCONTINUED OPERATIONS

     Effective January 1, 1995, AFA sold its subsidiary American Fidelity Insurance Company (AFI), a property and casualty insurance company, to AFC for approximately $28,717,000. In connection with this

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES sale, AFC contributed capital of approximately $4,085,000 to AFA as reflected in the accompanying consolidated statement of stockholder's equity.

(13) COMMITMENTS AND CONTINGENCIES

     Rent expense for the years ended December 31, 1997, 1996, and 1995, was approximately $6,163,000, $5,674,000, and $5,133,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 1997, under noncancellable long-term leases for office space are as follows (in thousands):

1998................................................  $2,863
1999................................................   1,756
2000................................................     798
2001................................................     370
2002................................................     308
Thereafter..........................................     331

     The Company has pledged approximately $31,423,000 of its treasury notes as collateral on lines of credit held by affiliated companies.

     The Company has outstanding mortgage loan commitments of approximately $8,165,000 and $13,182,000 at December 31, 1997 and 1996, respectively.

     In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management's opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company's financial position.

(14) LEASES

     The Company leases various real estate properties to nonaffiliates under operating lease agreements, with lease expiration dates ranging from 1998 through 2003. The properties leased are included in the consolidated balance sheets as investment real estate with the related debt included in notes payable. Rental income on these properties is included in the consolidated statements of income as net investment income.

     Investments in real estate held for lease can be summarized as follows (in thousands):

                                                               1997     1996
                                                              ------    -----
Land and buildings..........................................  $3,325    4,857
Less accumulated depreciation...............................     685    1,567
                                                              ------    -----
          Net investment....................................   2,640    3,290
Less indebtedness...........................................     839      884
                                                              ------    -----
Investment net of indebtedness..............................  $1,801    2,406
                                                              ======    =====

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Future minimum rentals on noncancellable operating leases can be summarized as follows (in thousands):

                         YEAR ENDED
                        DECEMBER 31,
                        ------------
     1998...................................................  $  392
     1999...................................................     253
     2000...................................................     181
     2001...................................................     133
     2002...................................................     117
     Thereafter.............................................      31
                                                              ------
Total future minimum rentals................................  $1,107
                                                              ======

(15) RELATED PARTY TRANSACTIONS

     The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month's notice. During the years ended December 31, 1997, 1996, and 1995, rentals paid under these leases were approximately $3,577,000, $2,966,000, and $2,955,000, respectively.

     During the year ended December 31, 1997, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $3,232,000.

     During the years ended December 31, 1997, 1996, and 1995, the Company and its subsidiaries paid management fees and investment advisory fees to AFC totaling approximately $2,848,000, $16,536,000, and $17,885,000, respectively.

     The Company and its subsidiaries lease office space from a subsidiary of AFC. The rent payments associated with the lease will be approximately $2,100,000 per year for the next 15 years.

     During 1997, the Company paid a dividend of approximately $33,834,000 to AFC. This dividend was in the form of cash payments of approximately $8,800,000, common stock in affiliated companies (including SGLI) of approximately $16,588,000 (including deferred tax liabilities assumed by AFC of $683,000), and common stock in non-affiliated companies of approximately $8,446,000 (including a deferred tax liability retained by the Company of $1,961,000). This transaction was approved by the Oklahoma Insurance Department.

     Short-term and other investments at December 31, 1997 includes a note receivable from AFC of approximately $3,328,000, maturing in 1998.

     During 1997, the Company entered into a three-year software lease agreement with AFC. Lease expense related to this agreement was approximately $569,000 and is included in selling costs and other operating, administrative and general expenses.

     Short-term and other investments at December 31, 1995 include notes receivable from AFC totaling approximately $6,485,000 which were repaid in 1996. During the years ended December 31, 1996 and 1995, the Company recorded investment income on the notes from AFC of approximately $481,000, and $699,000, respectively.

     AFC and several of its subsidiaries rented office space in the home office building from the Company until the home office building was sold in 1997. During the years ended December 31, 1997, 1996, and 1995, the Company received rental income from AFC and several of its subsidiaries of approximately $299,000, $1,280,000, and $1,281,000, respectively.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     During 1996, AFC contributed capital of approximately $2,198,000 through forgiveness of a deferred tax liability owed by AFA to AFC.

     An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances.

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                  SCHEDULE III -- BUSINESS SEGMENT INFORMATION
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN THOUSANDS)

     The Company's reportable segments are its strategic business units. The components of operations for the years ended December 31, 1997, 1996, and 1995 are included in the table below.

     Assets and related investment income are allocated based upon related insurance reserves which are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

                                                            1997          1996          1995
                                                         ----------    ----------    ----------
TOTAL REVENUES:
  American Fidelity Education Services Division........  $  152,021    $  142,493    $  129,628
  Association Group Division...........................     105,784        99,979        96,140
  Brokerage Division...................................      32,290        24,558        31,898
  Non insurance operations.............................        (504)        1,966         1,324
                                                         ----------    ----------    ----------
                                                         $  289,591    $  268,996    $  258,990
                                                         ==========    ==========    ==========
PRETAX EARNINGS:
  American Fidelity Education Services Division........      24,621        14,275        16,034
  Association Group Division...........................      10,683         9,349         5,751
  Brokerage Division...................................      (2,344)       (1,903)       10,113
  Non insurance operations.............................      (2,340)          397           517
                                                         ----------    ----------    ----------
                                                         $   30,620    $   22,118    $   32,415
                                                         ==========    ==========    ==========
TOTAL ASSETS:
  American Fidelity Education Services Division........   1,029,976       922,671       885,216
  Association Group Division...........................     192,507       197,225       181,426
  Brokerage Division...................................     274,818       239,986       231,774
  Non insurance operations.............................       2,135         3,170         1,891
                                                         ----------    ----------    ----------
                                                         $1,499,436    $1,363,052    $1,300,307
                                                         ==========    ==========    ==========

              AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

                           SCHEDULE IV -- REINSURANCE
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN THOUSANDS)

                                                    CEDED      ASSUMED                   PERCENTAGE
                                       GROSS      TO OTHER    FROM OTHER      NET        OF AMOUNT
                                       AMOUNT     COMPANIES   COMPANIES     AMOUNT     ASSUMED TO NET
                                     ----------   ---------   ----------   ---------   --------------
Year ended December 31, 1997
Life insurance in force............  $6,872,047    306,917          10     6,565,140          --%
                                     ==========    =======     =======     =========
  Premiums:
     Life insurance................      26,756      1,474          --        25,282          --%
     Accident and health
       insurance...................     272,785     91,257         416       181,944          --%
                                     ----------    -------     -------     ---------
          Total premiums...........  $  299,541     92,731         416       207,226          --%
                                     ==========    =======     =======     =========
Year ended December 31, 1996
  Life insurance in force..........  $6,276,241    403,148     125,101     5,998,194        2.09%
                                     ==========    =======     =======     =========
  Premiums:
     Life insurance................      23,240      1,907       2,854        24,187       11.80%
     Accident and health
       insurance...................     248,054     82,040          43       166,057        0.00%
                                     ----------    -------     -------     ---------
          Total premiums...........  $  271,294     83,947       2,897       190,244        1.52%
                                     ==========    =======     =======     =========
Year ended December 31, 1995
  Life insurance in force..........  $5,679,074    277,982     131,621     5,532,713        2.38%
                                     ==========    =======     =======     =========
  Premiums:
     Life insurance................      23,527      1,758       2,745        24,514       11.20%
     Accident and health
       insurance...................     231,340     74,385           5       156,960          --%
                                     ----------    -------     -------     ---------
          Total premiums...........  $  254,867     76,143       2,750       181,474        1.52%
                                     ==========    =======     =======     =========

                 See accompanying independent auditors' report.

                                     PART C

                               OTHER INFORMATION

ITEM 28 -- FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

     The following financial statements are included in Item 27 of Part B of the Registration Statement:

AMERICAN FIDELITY VARIABLE ANNUITY FUND A

     Independent Auditors' Report

     Statements of Assets and Liabilities as of December 31, 1997 and 1996

     Statements of Operations for the Years Ended December 31, 1997 and 1996

     Statements of Changes in Net Assets for the Years Ended December 31, 1997 and 1996

     Schedule of Portfolio Investments as of December 31, 1997

     Financial Highlights for the Five Years Ended December 31, 1997

     Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Independent Auditors' Report

     Consolidated Balance Sheets as of December 31, 1997 and 1996

     Consolidated Statements of Income for the Years Ended December 31, 1997, 1996 and 1995

     Consolidated Statements of Stockholder's Equity for the Years Ended December 31, 1997, 1996 and 1995

     Consolidated Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and 1995

     Notes to Consolidated Financial Statements

     (b) Exhibits

  EXHIBIT
   NUMBER
  -------
      1      -- Resolution adopted by the Board of Directors of the
                Company on May 7, 1968, authorizing establishment of the
                Fund. Incorporated by reference to Exhibit 1 to
                Registrant's original filing on Form N-8B-1 and Form S-5.
      2      -- Rules and Regulations of the Registrant adopted September
                3, 1968, and all amendments through April 23, 1986.
                Incorporated by reference to Exhibit 2 to Post-Effective
                Amendment No. 33 to Form N-3 filed March 1, 1993.
      3      -- Corporate Custodial Agreement dated April 30, 1997,
                between the Registrant and Bank of Oklahoma, N.A.

  EXHIBIT
   NUMBER
  -------
      4.1    -- Management and Investment Advisory Contract between the
                Registrant and the Company dated May 1, 1973, as amended
                by Amendment dated September 1, 1995. Incorporated by
                reference to Exhibit 4.1 to Post-Effective Amendment No.
                33 to Form N-3 filed March 1, 1993 and Exhibit 4.1.1 to
                Post-Effective Amendment No. 37 to Form N-3 filed
                September 20, 1995.
      4.2    -- Investment Sub-Advisory Agreement between the Company and
                Lawrence W. Kelly & Associates, Inc. dated June 26, 1995.
                Incorporated by reference to Exhibit 4.3 to
                Post-Effective Amendment No. 37 to Form N-3 filed
                September 20, 1995.
      4.3    -- Investment Sub-Advisory Agreement between the Company and
                Todd Investment Advisors, Inc. dated June 26, 1995.
                Incorporated by reference to Exhibit 4.4 to
                Post-Effective Amendment No. 37 to Form N-3 filed
                September 20, 1995.
      5      -- Underwriting Contract between the Registrant and American
                Fidelity Securities, Inc., dated December 20, 1972.
                Incorporated by reference to Exhibit 5 to Post-Effective
                Amendment No. 33 to Form N-3 filed March 1, 1993.
      6      -- Form of Variable Annuity Contract and Amendment Rider
                (Investment Management Charge). Incorporated by reference
                to Exhibit 6 to Post-Effective Amendment No. 27 to Form
                N-3 filed April 30, 1987 and Exhibit 6.1 to Post-
                Effective Amendment No. 38 to Form N-3 filed April 26,
                1996.
      7      -- Form of Variable Annuity Application. Incorporated by
                reference to Exhibit 7 to Post-Effective Amendment No. 27
                to Form N-3 filed April 30, 1987.
      8.1    -- Articles of Incorporation of the Company and all
                amendments through November 4, 1987. Incorporated by
                reference to Exhibit 8.1 to Post-Effective Amendment No.
                33 to Form N-3 filed March 1, 1993.
      8.2    -- Amended and Restated Bylaws of the Company dated November
                24, 1997.
      9      -- Not applicable.
      10     -- Not applicable.
      11     -- Not applicable.
      12     -- Opinion and Consent of Counsel.
      13     -- Independent Auditors' Consent.
      14     -- Not applicable.
      15     -- Not applicable.
      16     -- Schedule for computation of performance quotation
                provided in Item 25.
      27     -- Financial Data Schedule.

ITEM 29 -- DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

                                                                      POSITIONS AND
      NAME AND PRINCIPAL                POSITIONS AND OFFICES          OFFICES WITH
       BUSINESS ADDRESS                WITH INSURANCE COMPANY           REGISTRANT
      ------------------               ----------------------         -------------
Lynda L. Cameron                 Director                             None
  2000 Classen Center
  Oklahoma City, OK
William M. Cameron               Chairman and Chief Executive         None
  2000 Classen Center            Officer, Director
  Oklahoma City, OK
David R. Carpenter               Senior Vice President, Treasurer     None
  2000 Classen Center
  Oklahoma City, OK
William E. Durrett               Senior Chairman of the Board,        None
  2000 Classen Center            Director
  Oklahoma City, OK
Stephen P. Garrett               Senior Vice President, Secretary     None
  2000 Classen Center
  Oklahoma City, OK
Edward C. Joullian, III          Director                             Manager
  2000 Classen Center
  Oklahoma City, OK
Kenneth D. Klehm                 Senior Vice President                None
  2000 Classen Center
  Oklahoma City, OK
Alfred L. Litchenburg            Senior Vice President                None
  2000 Classen Center
  Oklahoma City, OK
John W. Rex                      President, Chief Operating Officer,  Manager and
  2000 Classen Center            Director                             Chairman of
  Oklahoma City, OK                                                   the Board
Galen P. Robbins, M.D.           Director                             None
  3433 N.W. 56th
  Oklahoma City, OK
John D. Smith                    Director                             None
  P.O. Box 18832
  Atlanta, GA
William A. Hagstrom              Director                             None
  800 Research Parkway
  Oklahoma City, OK 73104
David R. Lopez                   Director                             None
  800 N. Harvey, Room 300
  Oklahoma City, OK 73102

ITEM 30 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

** CAMERON ENTERPRISES, A LIMITED PARTNERSHIP (CELP) - OK

                        73-1267299



CELP Ltd. Agency, Inc.
100% - OK
73-1369092

         North American
         Ins. Agency, Inc.
         (NAIA)
         91.5% - OK
         73-0687265

                  Shade Works, LLC    Agar Ins. Agency, Inc.    North American Ins.       N.A.I.A. of     North American Insurance
                  33.33% - OK         95.4% - OK                Agency of Colorado, Inc.  Louisiana, Inc. Agency of New Mexico, Inc.
                  73-1475654          73-0675989                100% - CO                 100% - LA       100% - NM
                                                                84-0599059                72-0761691      85-0441542

                  North American Ins.    North American Ltd.   N.A.I.A. Ins.
                  Agency of Tulsa, Inc.  Agency, Inc.          Agency, Inc.
                  100% - OK              100% - OK             100% - OK
                  73-0778755             73-1356772            73-1527682

         National Ins. Marketers
         Agency, Inc.
         100% - OK
         73-1437538

American Fidelity Corp.
(AFC)
92.47% - NV
73-0966202

         Market Place Realty   American Mortgage        *Security General Life     Concourse C, Inc.        American Fidelity
         Corp. (MPRC)          & Investment Co.         Ins. Co. (SGL)             100% - OK                Property Co. (AFPC)
         100% - OK             (AMICO)                  100% - OK                  73-1505641               100% - OK
         73-1160212            98.7% - OK               73-0741925                                          73-1290496
                               73-1232134               NAIC #68691
                                                                                                                Home Rentals, Inc.
                                            Holliday Mortgage Corp.                                             100% - OK
                                            100% - OK                                                           73-1364226
                                            73-1284635

         Cimarron Investment   Shade Works, LLC
         Co., Inc.             16.67% - OK
         100% - KS             73-1475634
         48-0759023

         *American Fidelity
         Assurance CO. (AFA)
         100% - OK
         73-0714500
         NAIC #60410

                 AF Apartments, Inc.        American Fidelity       American Fidelity Ltd.
                 100% - OK                  Securities, Inc.        Agency, Inc. (AFLA)
                 73-1512985                 (AFS)                   100% - OK
                                            100% - OK               73-1352430
                                            73-0783902

                                                                         American Fidelity General
                                                                         Agency, Inc. (AFGA)
                                                                         100% - OK
                                                                         73-1352431

                Balliet's, Inc.               Apple Creek
                75% - OK                      Apartments, Inc.
                73-0761950                    100% - OK
                                              73-1408485





         American Fidelity
         International Holdings, Inc.
         100% - OK
         73-1421879

                               American Fidelity             American Fidelity
                               Offshore Investments., LTD    Care, LLC
                               Bermuda - 100%                33% - OK
                               NAIC #20400                   73-1424864
                               Reg. #EC20754

                                      ***American Fidelity
                                      (Cypress) Limited  - Cypress   ***American Fidelity    ***Covenant         Mari El Development
                                      99%                               (China), Ltd.           Underwriters     Corporation Limited
                                                                        Bermuda (93%)           (Bermuda) Ltd.   Republic of Cyprus,
                                             ***Soyuznik                                        33.33%           Reg. #7035
                                             Insurance Co.                                                       (AFOI) - 51.3%
                                             Russian
                                             Federation - 34%





*        Insurance Company
**       A Limited Partnership
***      No tax or registration numbers


Note: All of the above organizations are corporations that have the word Company, Inc., or Corp. The above organizations which have the letters L.L.C. or L.C. are limited liability companies.

     The Company's insurance company subsidiaries file with various state insurance departments separate financial statements prepared according to the practices prescribed or permitted by applicable state insurance laws and regulations. Separate financial statements of the Company's broker-dealer subsidiary, American Fidelity Securities, Inc., are prepared in accordance with generally accepted accounting principles and filed with the Securities and Exchange Commission.

     The subsidiaries of the Company reflected in the preceding table are included in the consolidated financial statements of the Company, and the Company and its consolidated subsidiaries are included in the consolidated financial statements of American Fidelity Corporation in accordance with generally accepted accounting principles.

ITEM 31 -- NUMBER OF CONTRACT OWNERS

     As of April 9, 1998 there were 2,043 Contract Owners of qualified contracts offered by the Registrant.

ITEM 32 -- INDEMNIFICATION

     Section 3 of the underwriting agreement provides that the Company will indemnify the Fund and its managers and its officers and employees, if any, from any failure by the underwriter to comply with any state or federal laws and Registrant agrees to indemnify the underwriter from any liability arising out of the registration statement. The Board of Directors of the Company adopted a resolution on May 7, 1968, indemnifying the Board of Managers of the Fund. The Company has undertaken to reimburse the Board of Managers for all legal and other expenses reasonably incurred in defense of any claims or liabilities to which the Board may become subject in the exercise of its duties and responsibilities to the Fund. No indemnification or reimbursement will be made in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Additionally, the Board of Managers of the Fund is included in the Company's comprehensive dishonesty, disappearance and destruction policy, commonly known as a blanket bond.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In accordance with Section 17(h) of the Investment Company Act of 1940, the members of the Board of Managers of Registrant do hereby waive any provision for indemnification to the extent such provision violates Section 17(h). The members of the Board of Managers agree that indemnification is precluded for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") unless (1) there is a final decision on the merits by a court or other body before whom the proceeding was brought; (2) the person to be indemnified was not liable by reason of disabling conduct by the vote of a majority of a quorum of directors who are neither "interested persons" of the Registrant nor parties to the proceeding; or (3) a determination by an independent legal counsel in a written opinion.

ITEM 33 -- BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     American Fidelity Assurance Company is primarily engaged in writing life, accident and health and annuity business. The officers and directors of the Company are employed by the Company except for the following:

     1. Lynda L. Cameron, a director of the Company, is President of Cameron Arabian, Inc. and Cameron Equestrian Centers, Inc., 2000 Classen, Oklahoma City, Oklahoma 73106.

     2. Edward C. Joullian, III, a director of the Company, is Chairman of the Board of Directors and Chief Executive Officer of Mustang Fuel Corporation, 2000 N. Classen, Suite 800 East, Oklahoma City, Oklahoma 73106.

     3. Galen P. Robbins, M.D., a director of the Company, is a physician and a director of Cardiovascular Clinic, 3433 N.W. 56th Street, Suite 400, Oklahoma City, Oklahoma 73112.

     4. John D. Smith, a director of the Company, is President of John D. Smith Developments, Inc., a real estate development company, 3400 Peach Tree Road, Suite 831, Atlanta, Georgia 30326.

     5. William A. Hagstrom, a director of the Company, is President and Chairman of the Board of UroCor, Inc., 800 Research Parkway, Oklahoma City, Oklahoma 73104.

     6. David R. Lopez, a director of the Company, is President of the Oklahoma Division of Southwestern Bell Telephone Company, 800 N. Harvey, Room 300, Oklahoma City, Oklahoma 73102.

     A description of the other investment advisory activities of the Sub-Advisors is included in the Prospectus under "Management of the Fund." Lawrence W. Kelly and Janice M. Kelly are the majority shareholders and directors of Lawrence W. Kelly & Associates, Inc. The officers of Kelly and the positions they have held since January 1, 1996 or earlier are as follows:

                  NAME                                    POSITIONS
                  ----                                    ---------
Lawrence W. Kelly.......................  Chairman, Chief Executive Officer and
                                            Treasurer
Nicholas J. Welsh.......................  Executive Vice President (1996-present);
                                            Senior Vice President (1995-1996)
H. James Darcey.........................  Executive Vice President (1996-present);
                                            Chairman, President and Chief Executive
                                            Officer, First Security Investment
                                            Management, Inc., Salt Lake City, UT
                                            (1988-1995)
Maria Alejandra Tescher.................  Executive Vice President -- Senior Trader
                                            & Operations Manager (1996-present);
                                            Vice President (1995-1996)
Catherin M. Oaks........................  Vice President-Operations and Compliance
                                            (1997-present); Registered Sales
                                            Assistant, Morgan Stanley Dean Witter
                                            (1996-1997); Branch Administrative
                                            Assistant, Dean Witter (1994-1996)
Janice M. Kelly.........................  Secretary

     Todd Investment Advisers, Inc. is a wholly-owned subsidiary of Stifel Asset Management Corp. ("SAMC"), which is a wholly-owned subsidiary of Stifel Financial Corporation ("SFC"). The address of both SAMC and SFC is 500 North Broadway, St. Louis, Missouri 63102. Stifel, Nicolaus & Company ("Stifel"), a registered broker-dealer and investment advisor, is another wholly-owned subsidiary of SFC. Todd Investment is managed by the following persons, who have held the positions indicated since January 1, 1996 or earlier:

                  NAME                                    POSITIONS
                  ----                                    ---------
Bosworth M. Todd........................  Chairman; Director, First Capital Bank of
                                            Kentucky, Louisville, KY (1996-
                                            present); Director of SAMC
Robert P. Bordogna......................  President and Chief Executive Officer;
                                            Director of SAMC
George Herbert Walker, III..............  Chairman of SFC and SAMC
Richard A. Loebig.......................  Executive Vice President (1996-present);
                                            Vice President, Chandler Liquid Asset
                                            Management, San Diego, CA (1996); Vice
                                            President, PNC Bank, Kentucky,
                                            Louisville, KY (1991-1996)
Gayle S. Dorsey.........................  Executive Vice President (1997-present);
                                            Vice President, J.J.B. Hilliard, W.L.
                                            Lyons, Inc., Louisville, KY (1976-1997)
Sam C. Ellington........................  Vice President (1996-present); Vice
                                            President, PNC Bank, Kentucky,
                                            Louisville, KY (1993-1996)
Curtiss M. Scott, Jr....................  Vice President (1996-present); Partner and
                                            Managing Director, Executive Investment
                                            Advisors, Inc., Louisville, KY
                                            (1993-1996)
Margaret C. Bell........................  Vice President of Marketing
C. Kevin Blair..........................  Vice President, Business Development
                                            (1997-present); Vice President, PNC
                                            Bank, Kentucky, Louisville, KY
                                            (1992-1997)

     Directors of Todd Investment are also employees of Stifel.

ITEM 34 -- PRINCIPAL UNDERWRITERS


     (a) American Fidelity Securities, Inc. is the sole underwriter for the Fund. It is also the sole underwriter for the Company's American Fidelity Separate Account B.

     (b) Director and officer information for American Fidelity Securities, Inc. is as follows:

                                                                         POSITIONS AND
      NAME AND PRINCIPAL                POSITIONS AND OFFICES            OFFICES WITH
       BUSINESS ADDRESS                    WITH UNDERWRITER                  FUND
      ------------------                ---------------------            -------------
David R. Carpenter               Director, Chairman of the Board,            None
P.O. Box 25523                     President, Treasurer, Chief
Oklahoma City, OK 73125            Financial Officer and Registered
                                   Limited Principal
Marvin R. Ewy                    Director, Vice President, Secretary,        None
P.O. Box 25523                     Chief Operations Officer and
Oklahoma City, OK 73125            Registered Limited Principal
Nancy K. Steeber                 Director, Vice President, Operations        None
P.O. Box 25523                     Officer and Registered Limited
Oklahoma City, OK 73125            Principal

     (c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. in 1997 were $449,200, representing the 3% sales fee deducted from premium deposits to the Fund. It received no other compensation from or on behalf of the Fund during the year.

ITEM 35 -- LOCATION OF ACCOUNTS AND RECORDS

     All records relating to the Fund required by Section 31(a) of the Investment Company Act of 1940 are kept at:

                      American Fidelity Assurance Company
                              2000 Classen Center
                         Oklahoma City, Oklahoma 73106

ITEM 36 -- MANAGEMENT SERVICES

     See Item 21 -- "Investment Advisory and Other Services" in Part B of this Registration Statement.

ITEM 37 -- UNDERTAKINGS

     The Fund hereby undertakes to:

     (a) file a post-effective amendment, using financial statements of the Fund which need not be certified, within four to six months from the effective date of the Fund's 1933 Act registration statement;

     (b) file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (c) include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

     (d) deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     The Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City, and State of Oklahoma on this 23rd day of April, 1998.


                                            AMERICAN FIDELITY VARIABLE
                                              ANNUITY FUND A (REGISTRANT)


                                            BY        /s/ JOHN W. REX


                                              ----------------------------------
                                              John W. Rex, Chairman of the Board

                                            AMERICAN FIDELITY ASSURANCE
                                              COMPANY (INSURANCE COMPANY)


                                            BY        /s/ JOHN W. REX


                                              ----------------------------------
                                                    John W. Rex, President


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 23, 1998.



                                                     /s/ JOHN W. REX


                                            ------------------------------------
                                             John W. Rex, Chairman of the Board

                                                /s/ DANIEL D. ADAMS, JR.

                                            ------------------------------------
                                               Daniel D. Adams, Jr., Manager
                                                       and Secretary


                                                  /s/ JEAN G. GUMERSON


                                            ------------------------------------
                                                 Jean G. Gumerson, Manager


                                               /s/ EDWARD C. JOULLIAN, III


                                            ------------------------------------
                                              Edward C. Joullian, III, Manager


                                                   /s/ GREGORY M. LOVE


                                            ------------------------------------
                                                  Gregory M. Love, Manager


                                                  /s/ J. DEAN ROBERTSON


                                            ------------------------------------
                                                 J. Dean Robertson, Manager


                                               /s/ G. RAINEY WILLIAMS, JR.


                                            ------------------------------------
                                              G. Rainey Williams, Jr., Manager

                               INDEX TO EXHIBITS

  EXHIBIT
   NUMBER                            DESCRIPTION
  -------                            -----------
      1      -- Resolution adopted by the Board of Directors of the
                Company on May 7, 1968, authorizing establishment of the
                Fund. Incorporated by reference to Exhibit 1 to
                Registrant's original filing on Form N-8B-1 and Form S-5.
      2      -- Rules and Regulations of the Registrant adopted September
                3, 1968, and all amendments through April 23, 1986.
                Incorporated by reference to Exhibit 2 to Post-Effective
                Amendment No. 33 to Form N-3 filed March 1, 1993.
      3      -- Corporate Custodial Agreement dated April 30, 1997,
                between the Registrant and Bank of Oklahoma, N.A.
      4.1    -- Management and Investment Advisory Contract between the
                Registrant and the Company dated May 1, 1973, as amended
                by Amendment dated September 1, 1995. Incorporated by
                reference to Exhibit 4.1 to Post-Effective Amendment No.
                33 to Form N-3 filed March 1, 1993 and Exhibit 4.1.1 to
                Post-Effective Amendment No. 37 to Form N-3 filed
                September 20, 1995.
      4.2    -- Investment Sub-Advisory Agreement between the Company and
                Lawrence W. Kelly & Associates, Inc. dated June 26, 1995.
                Incorporated by reference to Exhibit 4.3 to
                Post-Effective Amendment No. 37 to Form N-3 filed
                September 20, 1995.
      4.3    -- Investment Sub-Advisory Agreement between the Company and
                Todd Investment Advisors, Inc. dated June 26, 1995.
                Incorporated by reference to Exhibit 4.4 to
                Post-Effective Amendment No. 37 to Form N-3 filed
                September 20, 1995.
      5      -- Underwriting Contract between the Registrant and American
                Fidelity Securities, Inc., dated December 20, 1972.
                Incorporated by reference to Exhibit 5 to Post-Effective
                Amendment No. 33 to Form N-3 filed March 1, 1993.
      6      -- Form of Variable Annuity Contract and Amendment Rider
                (Investment Management Charge). Incorporated by reference
                to Exhibit 6 to Post-Effective Amendment No. 27 to Form
                N-3 filed April 30, 1987 and Exhibit 6.1 to Post-
                Effective Amendment No. 38 to Form N-3 filed April 26,
                1996.
      7      -- Form of Variable Annuity Application. Incorporated by
                reference to Exhibit 7 to Post-Effective Amendment No. 27
                to Form N-3 filed April 30, 1987.
      8.1    -- Articles of Incorporation of the Company and all
                amendments through November 4, 1987. Incorporated by
                reference to Exhibit 8.1 to Post-Effective Amendment No.
                33 to Form N-3 filed March 1, 1993.
      8.2    -- Amended and Restated Bylaws of the Company dated November
                24, 1997.
      9      -- Not applicable.
      10     -- Not applicable.
      11     -- Not applicable.
      12     -- Opinion and Consent of Counsel.
      13     -- Independent Auditors' Consent.
      14     -- Not applicable.
      15     -- Not applicable.
      16     -- Schedule for computation of performance quotation
                provided in Item 25.
      27     -- Financial Data Schedule.